                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12

                             First Bank System, Inc.
- -------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
- -------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),or 14a-6(i)(2)
/ /  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3)
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     1)   Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     3) Per unit price or underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

          ---------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ---------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No:

          ---------------------------------------------------------------------

     3)   Filing Party:
          ---------------------------------------------------------------------

     4)   Date Filed:

          ---------------------------------------------------------------------

                                     [LOGO]
                    F I R S T  B A N K  S Y S T E M,  I N C.
                                FIRST BANK PLACE
                            601 SECOND AVENUE SOUTH
                          MINNEAPOLIS, MINNESOTA 55402

                                                                  March 21, 1994
To our Stockholders:

    You are cordially invited to attend the 1994 Annual Meeting of Stockholders which will be held at 2:00 p.m. on Thursday, April 28, 1994, at the Minneapolis Convention Center, 1301 Second Avenue South, Minneapolis, Minnesota 55403. If you plan to attend the meeting, please keep the admission ticket and map that are attached to the form of proxy accompanying this notice and proxy statement and check the appropriate box on the form of proxy.

    You are urged to read the enclosed Notice of Meeting and Proxy Statement so that you may be informed about the business to come before the Annual Meeting of Stockholders. At your earliest convenience, please mark, sign and return the accompanying form of proxy in the enclosed postage-paid envelope. We hope you will be able to attend the meeting.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                        Very truly yours,

                                        John F. Grundhofer
                                        CHAIRMAN, PRESIDENT AND
                                        CHIEF EXECUTIVE OFFICER

                                     [LOGO]
                    F I R S T  B A N K  S Y S T E M,  I N C.
                 NOTICE OF 1994 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 28, 1994

To the Stockholders
of First Bank System, Inc.:

    The Annual Meeting of Stockholders of First Bank System, Inc. (the "Company") will be held at the Minneapolis Convention Center, 1301 Second Avenue South, Minneapolis, Minnesota 55403 on Thursday, April 28, 1994, at 2:00 p.m. for the following purposes:

    1.  To elect five persons to the Board of Directors.

    2. To consider and act upon a proposal to amend the Company's 1991 Stock Incentive Plan.

    3. To consider and act upon a proposal to approve the Company's 1994 Stock Incentive Plan.

    4. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock.

    5. To consider and act upon a proposal to approve the selection by the Board of Directors of the firm of Ernst & Young as independent auditors of the Company.

    6.  To transact such other business as may properly come before the meeting.

    Only stockholders of record at the close of business on March 4, 1994, will be entitled to notice of and to vote at the meeting and any adjournment thereof.

March 21, 1994                              By Order of the Board of Directors

                                                   Michael J. O'Rourke
                                                       SECRETARY

                                   PLEASE NOTE
       YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE ANNUAL MEETING OR IF YOU PLAN TO ATTEND BUT DESIRE THE PROXY HOLDERS TO VOTE YOUR STOCK, PLEASE MARK, SIGN AND DATE YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE STAMP IF MAILED IN THE UNITED STATES. STOCKHOLDERS ATTENDING THE MEETING MAY WITHDRAW THEIR PROXIES AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

               THE BOARD OF DIRECTORS SOLICITS THE EXECUTION AND
                    PROMPT RETURN OF THE ACCOMPANYING PROXY.
                         A RETURN ENVELOPE IS ENCLOSED.

                                PROXY STATEMENT
                                       OF
                            FIRST BANK SYSTEM, INC.

                                     [LOGO]

                                FIRST BANK PLACE
                            601 SECOND AVENUE SOUTH
                          MINNEAPOLIS, MINNESOTA 55402
                                 (612) 973-1111

                                GENERAL MATTERS

SOLICITATION OF PROXIES

    The accompanying proxy is solicited on behalf of the Board of Directors for use at the Company's Annual Meeting of Stockholders to be held on April 28, 1994, and at any adjournments thereof. The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, officers and employees of the Company may solicit proxies by telephone, special communications or in person but will receive no special compensation for such services. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material and annual reports to the owners of the stock in accordance with the New York Stock Exchange schedule of charges. The Company has engaged Morrow & Co., Inc. to assist in proxy solicitation for a fee not to exceed $15,000 plus out-of-pocket expenses. This proxy statement and the accompanying proxy were first mailed to stockholders on or about March 21, 1994.

VOTING, EXECUTION AND REVOCATION OF PROXIES

    Only stockholders of record at the close of business on March 4, 1994, the record date for the meeting, will be entitled to receive notice of and to vote at the meeting. As of that date there were 109,984,963 shares of Common Stock of the Company outstanding and entitled to vote at the meeting. Each share is entitled to one vote.

    When stock is registered in the name of more than one person, each such person should sign the proxy. If the stockholder is a corporation, the proxy should be signed in its corporate name by an executive or other authorized officer. If a proxy is signed as an attorney, executor, administrator, trustee, guardian, or in any other representative capacity, the signer's full title should be given.

    If a proxy is properly executed and returned in the form enclosed, it will be voted at the meeting as follows, unless otherwise specified by the stockholder in the proxy: (i) in favor of the election as directors of all the nominees listed herein; (ii) in favor of the proposal to amend the Company's 1991 Stock Incentive Plan; (iii) in favor of the proposal to approve the Company's 1994 Stock Incentive Plan; (iv) in favor of the proposal to increase the number of authorized shares of Common Stock; (v) in favor of the selection of Ernst & Young as independent auditors of the Company; and (vi) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the meeting. A proxy may be revoked by the stockholder prior to exercise.

    If an executed proxy card is returned and the stockholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

ANNUAL REPORT

    The 1993 First Bank System Annual Report to Shareholders and Annual Report on Form 10-K, including financial statements for the year ended December 31, 1993, accompanies this Proxy Statement.

PRINCIPAL STOCKHOLDERS

    The following table sets forth information as of December 31, 1993, with respect to shares of the Company's Common Stock which are held by the only persons known to the Company to be beneficial owners of more than 5% of such stock. For purposes of this Proxy Statement, beneficial ownership of securities is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of securities, regardless of any economic interest therein.

                                                                                  COMMON STOCK
                                                                               BENEFICIALLY OWNED
                                                                           ---------------------------
                           NAME OF STOCKHOLDER                             NO. OF SHARES    PERCENT
- -------------------------------------------------------------------------  -------------  ------------
Corporate Partners, L.P. and ............................................     10,440,000         9.1%
  The State Board of Administration of Florida (1)
  One Rockefeller Center
  New York, New York 10020

- ---------
(1) Corporate Advisors, L.P., the general partner of Corporate Partners, L.P. and the investment manager to The State Board of Administration of Florida, holds sole investment and voting power with respect to all of the reported shares. A representative of Corporate Advisors, L.P. is entitled to attend meetings of the Company's Board of Directors and its Committees. The State Board of Administration of Florida also holds sole investment and voting power with respect to an additional 3,924,083 shares of Common Stock, of which 2,160,000 shares were purchased at the time
      Corporate Partners, L.P. made its purchase.

                           MATTERS SUBMITTED TO VOTE
    Following is a discussion of the matters to be presented at the meeting:

                            I. ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

    The Bylaws of the Company provide for a Board of Directors consisting of 17 members. Commencing with the election of directors at the annual meeting of stockholders in 1986, the directors were divided into three classes: Class I, Class II and Class III, each such class, as nearly as possible, to have the same number of directors. The term of office of the Class I directors will expire at the annual meeting in 1996, the term of the Class II directors will expire at the annual meeting in 1994, and the term of office of the Class III directors will expire at the annual meeting in 1995. At each annual election of directors, the directors chosen to succeed those whose terms have then expired shall be identified as being of the same class as the directors they succeed and shall be elected by the stockholders for a term expiring at the third succeeding annual meeting of stockholders.

    Vacancies and newly created directorships resulting from an increase in the number of directors may be filled by a majority of the directors then in office and the directors so chosen will hold office until the next election of the class for which such directors shall have been chosen.

    It is intended that proxies accompanying this Statement will be voted at the 1994 meeting for the election to the Board of Directors of the nominees named. Class II directors are to be elected at the 1994 Annual Meeting for a three-year term expiring at the annual meeting in 1997 and until their successors are elected. Nominees for Class II directors are Marilyn C. Nelson, Nicholas R. Petry, S. Walter Richey, Richard L. Robinson and Lyle E. Schroeder. All of these nominees are presently serving as Class II directors. If any of the nominees should be unavailable to serve as a director, an event which is not anticipated, the persons named as proxies reserve full discretion to vote for any other persons who may be nominated.

    All current directors were previously elected directors by the Company's stockholders except Delbert W. Johnson, Will F. Nicholson, Jr. and Nicholas R. Petry, who were elected by action of the Board of Directors.

BOARD OF DIRECTORS AND COMMITTEES

    During 1993, the Board of Directors of the Company held eight regular meetings and two special meetings. The Board has established the following regular committees to perform their assigned functions: Audit Committee, Credit Policy Committee, Organization Committee and Finance Committee. During the past year, the Audit Committee met 5 times, the Credit Policy Committee met 4 times, the Organization Committee met 6 times, and the

Finance Committee met 5 times. Incumbent directors' attendance at Board and Committee meetings averaged 93.0% during 1993. Each incumbent member of the Board of Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and of the Committees of which such director was a member.

    The members of the Audit Committee are directors Schall (Chairperson), Hale, Johnson, Petry, Richey, Robinson and Schroeder. The Audit Committee is charged with reviewing the annual audit plan for the Company and the results of procedures performed pursuant to that plan. The Audit Committee reviews the independence, professional capability and fees of the Company's independent auditors and recommends the engagement or discharge of such auditors to the Board of Directors. The Audit Committee also reviews certain publicly disseminated financial information.

    The members of the Credit Policy Committee are directors Hale (Chairperson), Grundhofer, Kareken, Madison, Nelson, Nicholson, Phillips and Schall. The Credit Policy Committee reviews lending and credit administration policies, practices and controls for the Company. The Committee reviews loan quality trends and summaries of credit examination reports and reviews and approves the adequacy of the Company's allowance for credit losses.

    The members of the Finance Committee are directors Richey (Chairperson), Bloomfield, Grundhofer, Kareken, Knowlton, Phillips and Renier. The Finance Committee reviews and approves asset and liability management policies for the enterprise regarding interest rate sensitivity management, liquidity position and contingency plans, investment portfolio strategy and capital structure. The Committee monitors activities relative to established guidelines, reviews and recommends authorizations regarding the sale and issuance of debt and equity securities and reviews other actions regarding the financial aspects of the Company.

    The members of the Organization Committee are directors Macke (Chairperson), Bloomfield, Madison, Nelson, Renier and Richey. The Organization Committee is charged with oversight responsibility for management's performance, adequacy and effectiveness of compensation and benefit plans, corporate-wide staffing needs and management succession plans. In addition, the Organization Committee makes recommendations to the Board of Directors regarding remuneration arrangements for senior management and directors, adoption of employee compensation and benefit plans, and the administration of such plans, including the granting of stock options or other benefits. The Committee also recommends to the Board of Directors those persons whom it believes should be nominees for election as directors. The Committee will consider qualified nominees recommended by stockholders. Any such recommendation for the 1995 election of directors should be submitted in writing to the Secretary of the Company no later than 90 days in advance of the 1995 Annual Meeting of Stockholders. Such recommendation must include information specified in the Company's Bylaws which will enable the Organization Committee to evaluate the qualifications of the recommended nominee.

    Directors who are not employees of the Company receive an annual retainer of $18,000, with the exception of the Chairperson of the Audit Committee who receives an annual retainer of $19,000, plus $900 for each meeting of the Board attended. In addition, non-employee Committee Chairpersons receive $1,500 and non-employee directors receive $750 for each Committee meeting attended.

    On February 18, 1987, the Company adopted a Director Retirement and Death Benefit Plan which provides for payments to directors of the Company after they cease to be directors. The Plan was amended and restated effective May 15, 1991. Plan benefits are payable to persons who have completed 60 months of service as a director. Benefits accrue in the amount of the annual retainer in effect on the date a director's service terminates times the number of years of service, not to exceed 10 years. Benefits are paid in annual installments over a 10-year period or, in the event of the director's death, a lump sum payment may be made. If a director's service terminates after the director attains the age of 68, however, and each of the 10 installments have been paid prior to the director's death, annual payments equal to the installment amount are made through the time of the director's death. In the event of a change of control of the Company, benefits payable under the Plan will be paid in a lump sum within 30 days thereof.

    Directors are offered the opportunity to defer all or a part of their director compensation in accordance with the terms of the Deferred Compensation Plan for Directors. Under such Plan, a director may defer all retainer and meeting fees until such time as the director ceases to be a member of the Board. In the event of a change of control of the Company, the Plan will terminate and all deferred amounts will be paid in a lump sum within 30 days thereof.

    Directors may also elect to use their director compensation to purchase shares of the Company's Common Stock through the First Bank System, Inc. Employee Stock Purchase Plan, in accordance with substantially the same terms and conditions as apply to employees, with certain exceptions. Directors may purchase shares of Common Stock with all or any portion of the fees earned as a director of the Company. Each non-employee director is required to make a single election to participate in the Employee Stock Purchase Plan with respect to all or a designated portion of his or her director fees, which election is irrevocable for as long as such person is a non-employee director. The purchase price is determined by the Organization Committee but may be no less than the lower of (a) 85% of the fair market value of the Company's Common Stock on the first day of the purchase period or (b) 85% of the fair market value of the Company's Common Stock on the last day of the purchase period. On the last business day of the purchase period, each participant receives the largest number of whole shares of the Common Stock that can be purchased with the participant's accumulated deductions at the established purchase price.

INFORMATION REGARDING NOMINEES AND CONTINUING DIRECTORS

    There is shown below for each nominee for election as a director and for each other person whose term of office as a director will continue after the meeting, as reported to the Company, the individual's name, age and principal occupation; his or her position, if any, with the Company; his or her period of service as a director of the Company and other directorships held.

CLASS I DIRECTORS--WHOSE TERMS EXPIRE AT THE 1996 ANNUAL MEETING

- -------------------------------------------------------------------------------
[PHOTO]
                 ROGER  L. HALE, 59                         Director Since 1987
                 Mr. Hale is President and Chief Executive Officer of  TENNANT,
                 a  Minneapolis-based manufacturer of industrial and commercial floor maintenance equipment and products. He joined TENNANT in
                 1961 and was appointed Assistant to the President in 1963. Mr.
                 Hale was  elected Vice  President in  1968 and,  in 1975,  was elected  President and Chief Operating Officer. He was elected
                 Chief Executive Officer in 1976. Mr. Hale serves as a director of TENNANT, The  St. Paul  Companies, Inc.  and Dayton  Hudson
                 Corporation.  His community activities include Chairman of the
                 Minneapolis Neighborhood  Employment Network  and Chairman  of
                 the  Minnesota Business Partnership.  He serves as Chairperson of the Credit Policy  Committee and is a  member of the  Audit
                 Committee.
- -------------------------------------------------------------------------------
[PHOTO]
                 RICHARD  L. KNOWLTON, 61                   Director Since 1992
                 Mr.  Knowlton  is  Chairman  of  the  Board  of  Hormel  Foods
                 Corporation,  a meat  and food  processing company.  He joined
                 Hormel in  1948 and  has held  numerous positions  within  the company,  including Sales Manager, Vice President--Operations,
                 President and Chief Operating Officer, and Chairman and  Chief
                 Executive  Officer. In addition to his membership on the Board of Directors of Hormel Foods Corporation, Mr. Knowlton  serves as  a Director  of the  Mayo Foundation  and Director  of NWNL
                 Companies, Inc. He  is also  a Director of  the University  of
                 Colorado  Foundation.  Mr.  Knowlton  serves  on  the  Finance
                 Committee.
- -------------------------------------------------------------------------------
[PHOTO]
                 EDWARD J. PHILLIPS, 49                    Director Since  1988
                 Mr.  Phillips  is  Chairman  and  Chief  Executive  Officer of
                 Phillips Beverage Company, Minneapolis, Minnesota, a wholesale distributor of  beverages. Mr.  Phillips has  been  associated with  Phillips Beverage Company  since 1969, having previously served as its President during its ownership by Alco  Standard
                 Corporation.  Mr. Phillips  is an  advisory director  of First
                 Trust National Association, a trust company subsidiary of  the
                 Company.  His  community  activities include  serving  as Vice
                 Chairman and Director of Metropolitan-Mount Sinai  Foundation,
                 Director  of Amicus and campaign chairman for the United Negro
                 College Fund. He serves as  a member of the Finance  Committee and the Credit Policy Committee.

- -------------------------------------------------------------------------------
[PHOTO]
                 JAMES  J. RENIER, 64                       Director Since 1986
                 Dr. Renier is the retired Chairman and Chief Executive Officer of Honeywell  Inc., Minneapolis,  Minnesota, an  international controls manufacturer. He joined Honeywell in 1956 as a senior research  scientist and was elected Chief Executive Officer in
                 1987. In addition to his membership on the Board of  Directors of Honeywell Inc., Dr. Renier serves as a director of The NWNL
                 Companies, Inc., Deluxe Corporation and North Memorial Medical
                 Center.  He  is  a member  of  the  Board of  Trustees  of the
                 University of St.  Thomas, the Board  of Overseers, Curtis  L.
                 Carlson  School  of Management,  University of  Minnesota, the
                 Iowa State University  Foundation Board of  Governors and  the
                 Board of Governors of the United Way of America and the United
                 Way  of  Minneapolis. He  serves as  a  member of  the Finance
                 Committee and the Organization Committee.
- -------------------------------------------------------------------------------
[PHOTO]
                 RICHARD L. SCHALL, 64                     Director Since  1987
                 Mr. Schall is the retired Vice Chairman of the Board and Chief
                 Administrative   Officer  of  Dayton   Hudson  Corporation,  a
                 diversified retail company. He retired from active  employment in February 1985. Mr. Schall is a director of Medtronic, Inc.,
                 Space  Center Company, CTL Credit Inc.  and Ecolab, Inc. He is
                 also a member of the Boards of the Santa Barbara City  College
                 Foundation, SEE International and Las Positas Park Foundation.
                 He  currently serves as Chairperson of the Audit Committee and is a member of the Credit Policy Committee.

CLASS II DIRECTORS--NOMINEES FOR ELECTION FOR A TERM EXPIRING AT THE 1997 ANNUAL MEETING

- -------------------------------------------------------------------------------
[PHOTO]
                 MARILYN C. NELSON, 54                     Director Since  1978
                 Mrs.  Nelson serves as Vice Chairman,  a director and a member of the  Executive  Committee  of the  Board  of  Directors  of
                 Carlson   Holdings,  Inc.,  the   parent  company  of  Carlson
                 Companies, Inc.,  Minneapolis, Minnesota.  Carlson  Companies,
                 Inc. is a diversified hotel, restaurant, travel, and sales and business  incentives company. She was elected as a director of the Carlson Companies, Inc. in  1978. Mrs. Nelson also  serves as  a director of Exxon Corporation and  U S WEST Inc., and as owner and  Chair of  the Citizens  State Bank  of  Waterville,
                 Minnesota   and  the   Citizens  State   Bank  of  Montgomery,
                 Minnesota.  Mrs.  Nelson  is  a  member  of  the  Organization
                 Committee and the Credit Policy Committee.
- -------------------------------------------------------------------------------
[PHOTO]
                 NICHOLAS  R. PETRY, 75                     Director Since 1993
                 Mr.  Petry  has  been  President  of  The  Petry  Company,   a
                 diversified  operations and investment company, since 1986 and is a Managing  Partner of N.G.  Petry Construction Company,  a
                 general  contractor/management company. He  is Chairman of the
                 National Western Stock Show and Managing Partner of Mill  Iron
                 Ranches in Saratoga, Wyoming. He is Director Emeritus of Eaton
                 Corp.,  Public  Service Company  of  Colorado, UAL  Corp., and
                 Westin Hotels. He is a Director of Pogo Producing Company. Mr.
                 Petry is a member of the Audit Committee.

- -------------------------------------------------------------------------------
[PHOTO]
                 S. WALTER RICHEY, 58                      Director Since  1990
                 Mr.  Richey is President and  Chief Executive Officer of Space
                 Center Company, a company  involved in real estate  management and  development, public  warehousing and  financial services, located in St.  Paul, Minnesota.  In 1973,  Mr. Richey  joined
                 Space   Center  and   has  served  that   company  in  various
                 capacities, including  President  of  the  Financial  Services
                 Division  and  a  member  of  the  parent  company's  board of directors. He was elected to his present position in 1978. Mr.
                 Richey  also  serves  on  the   Board  of  Directors  of   BMC
                 Industries,  Inc., Donaldson Company, Inc.  and as an advisory
                 director  of   Liberty  Mutual   Insurance.  Mr.   Richey   is
                 Chairperson  of the Finance  Committee and is  a member of the
                 Audit Committee and the Organization Committee.
- -------------------------------------------------------------------------------
[PHOTO]
                 RICHARD L. ROBINSON, 64                   Director Since  1993
                 Since  1975,  Mr. Robinson  has  been the  Chairman  and Chief
                 Executive Officer of Robinson Dairy, Inc. in Denver, Colorado.
                 Prior to  that  time, he  served  in various  capacities  with
                 Roberts  Dairy  Company  and  Roberts  Foods,  Inc.  in Omaha,
                 Nebraska. He  was  a  director of  Bank  Western  and  Western
                 Capital  Investment Corporation  prior to  the merger  of WCIC
                 into  Central  Bancorporation,  Inc.,  an  affiliate  of   the
                 Company.  Mr. Robinson is a director of Asset Investors, Inc., past Chairman of the Greater Denver Chamber of Commerce,  Vice
                 Chairman  of the  Denver Area Council--Boy  Scouts of America,
                 Past Chairman  of the  Mountain States  Employers Council  and
                 serves  as  a director  of  numerous civic  organizations. Mr.
                 Robinson is a member of the Audit Committee.
- -------------------------------------------------------------------------------
[PHOTO]
                 LYLE E. SCHROEDER, 59                     Director Since  1988
                 Mr.  Schroeder  is President  and  Chief Executive  Officer of
                 Sioux Valley Hospital, Sioux Falls, South Dakota, a non-profit regional  tertiary  care  hospital.  Mr.  Schroeder  has  been associated  with  Sioux  Valley Hospital  since  1960  and was elected to his present position in 1975. He has been active in numerous civic and  professional activities including  serving as  a Trustee of American  Hospital Association, a Director of
                 IA/SD Blue Cross, a Director  of Family Practice Center,  Inc.
                 and  General Campaign Chairman, Sioux Empire United Way. He is
                 a member of the Audit Committee.

CLASS III DIRECTORS--WHOSE TERMS EXPIRE AT THE 1995 ANNUAL MEETING

- -------------------------------------------------------------------------------
[PHOTO]
                 COLEMAN BLOOMFIELD, 67                    Director Since  1984
                 Mr.  Bloomfield is Chairman  of the Board  and Chief Executive
                 Officer of Minnesota Mutual Life Insurance Company, St.  Paul,
                 Minnesota.  He joined  the insurance  company in  1952 and was elected President  and Chief  Executive  Officer in  1970.  He
                 serves  as director of the St.  Paul United Way, the Minnesota
                 Orchestra and the St. Paul  Chamber Orchestra. He is a  member of the Organization Committee and the Finance Committee.

- -------------------------------------------------------------------------------
[PHOTO]
                 JOHN  F. GRUNDHOFER, 55                    Director Since 1990
                 Mr. Grundhofer  is  Chairman, President  and  Chief  Executive
                 Officer  of  the  Company.  Prior to  joining  the  Company on
                 January 31, 1990, Mr. Grundhofer  served as Vice Chairman  and
                 Senior  Executive Officer  for Southern  California with Wells
                 Fargo Bank. He joined  Wells Fargo in  1978 as Executive  Vice
                 President  of  the  Southern  California  Area  Retail Banking
                 Group, was named  Executive Vice President  and Group Head  of the  Commercial  Banking Group  in  1980 and  Senior Executive
                 Officer with  responsibility  for  middle  market  lending  in
                 Southern California in 1984. Prior to joining Wells Fargo, Mr.
                 Grundhofer  spent 18 years  with Union Bank  in California. He serves on the Federal Advisory Council of the Federal  Reserve
                 Board, is a member of the Board of Regents of Loyola Marymount
                 University  of  Los  Angeles, is  President  of  the Minnesota
                 Business Partnership and is a trustee of Minnesota Mutual Life
                 Insurance Company. He is a director of the Bankers Roundtable,
                 Koll Management Services, Inc., Irvine Apartment  Communities,
                 the   Minneapolis  Institute  of  Art,  and  the  United  Way,
                 Minneapolis area. Mr.  Grundhofer is  a member  of the  Credit
                 Policy Committee and the Finance Committee.
- -------------------------------------------------------------------------------
[PHOTO]
                 DELBERT  W. JOHNSON, 54                    Director Since 1994
                 Mr. Johnson is Chairman, President and Chief Executive Officer
                 of Pioneer  Metal  Finishing  Co.,  a  division  of  Safeguard
                 Scientifics  Inc.  and  one  of  the  largest  metal finishing company in the United  States. He joined  the company in  1965 and  was elected  to his present  position in  1978. From 1987 through 1993, Mr. Johnson served on the board of directors  of the  Federal  Reserve Bank  of Minneapolis  and, in  1991, was
                 named chairman.  He serves  on the  Board of  Trustees of  St.
                 Thomas University, the Advisory Board of Hospitality House and
                 Turning  Point, Inc.  and as  Chairperson of  Minnesota United
                 Negro College Fund  Corporate Gifts. Mr.  Johnson serves as  a director  of Ault Inc., TENNANT and Safeguard Scientifics Inc.
                 In 1992, he was  named Chairman of  Conference of Chairman  of all  Federal Reserve Banks. He serves as a member of the Audit
                 Committee.
- -------------------------------------------------------------------------------
[PHOTO]
                 JOHN H. KAREKEN, 65                       Director Since  1984
                 Dr. Kareken is a Professor of Banking and Finance and Chairman
                 of  the  Department of  Finance, Curtis  L. Carlson  School of
                 Management,  University  of  Minnesota.  After  receiving  his doctorate  in economics in 1956, he  joined the faculty of the
                 University of Minnesota  as Assistant  Professor of  Economics
                 and  was named an Associate Professor  in 1959 and a Professor in 1963.  In 1981,  Dr. Kareken  was appointed  to an  endowed chair and became Minnesota Professor of Banking and Finance in the  Curtis L. Carlson School of Management. Dr. Kareken is an
                 advisory director of First Trust National Association, a trust company subsidiary of the  Company. Dr. Kareken is  affiliated with  a number of professional  and educational groups and has served as a consultant  to various corporate and  governmental organizations.  He  serves as  a member  of the  Credit Policy
                 Committee and the Finance Committee.

- -------------------------------------------------------------------------------
[PHOTO]
                 KENNETH A. MACKE, 55                      Director Since  1985
                 Mr.  Macke  is the  Chairman  and Chief  Executive  Officer of
                 Dayton   Hudson   Corporation,   Minneapolis,   Minnesota,   a
                 diversified   retail   company.   He   joined   Dayton  Hudson
                 Corporation in 1961 and has been continuously employed by  the company  since  that time.  Mr. Macke  served as  President of
                 Dayton Hudson Corporation from 1981  to 1984. In 1982, he  was
                 elected   Chief  Operating  Officer   and  was  elected  Chief
                 Executive Officer  in 1983.  In 1984,  Mr. Macke  was  elected
                 Chairman of the Board of the company. He is also a director of the National Retail Federation, Unisys Corporation and General
                 Mills,   Inc.  Mr.   Macke  serves   as  Chairperson   of  the
                 Organization Committee.
- -------------------------------------------------------------------------------
[PHOTO]
                 THOMAS F. MADISON, 58                     Director Since  1987
                 Mr.  Madison  was  named  Vice  Chairman--Office  of  the CEO,
                 Minnesota Mutual Life Insurance Company, in February, 1994. He
                 retired  in  December   1992  as   President  of   U  S   WEST
                 Communications-Markets,   a  Minneapolis-based  marketing  and
                 customer service arm of U  S WEST's telephone activities.  Mr.
                 Madison joined Northwestern Bell Telephone Company in 1954 and was  named its  President in  1985. In  1987, Mr.  Madison was promoted to President of U S WEST Communications-Markets.  Mr.
                 Madison  serves as a  director of Valmont  Industries, Inc., a director of Eltrax  Systems, Inc.,  a member of  the Board  of
                 Overseers,  Curtis L. Carlson School of Management, University
                 of Minnesota,  a trustee  of Minnesota  Mutual Life  Insurance
                 Company,  a member of the Board  of Trustees of the University of St. Thomas and a  member of the Minnegasco Advisory  Board.
                 He  serves as a member of  the Credit Policy Committee and the
                 Organization Committee.
- -------------------------------------------------------------------------------
[PHOTO]
                 WILL F. NICHOLSON, JR., 64                Director Since  1993
                 Mr.  Nicholson is the Chairman,  President and Chief Executive
                 Officer of Colorado National Bankshares, Inc., a bank  holding company  affiliated  with  the  Company.  He  joined  Colorado
                 National Bankshares in 1970  as Senior Vice President,  became
                 President  in 1975 and was promoted to Chairman, President and
                 Chief Executive Officer  in 1985.  Mr. Nicholson  serves as  a director and Chairman of the Board of Visa USA, Inc., and as a
                 director  of Visa  International, the  Bankers Roundtable, the
                 Public Service Company of Colorado and HealthONE. He is also a director of  the  Greater  Denver  Chamber  of  Commerce,  the
                 Colorado  Association of  Commerce and  Industry and  the U.S.
                 Chamber of Commerce. Mr. Nicholson  is a member of the  Credit
                 Policy Committee.

         II.  PROPOSAL TO AMEND THE COMPANY'S 1991 STOCK INCENTIVE PLAN

    On January 19, 1994, the Board of Directors adopted an amendment to the First Bank System, Inc. 1991 Stock Incentive Plan (the "1991 Plan") to provide for the issuance of an additional 2,000,000 shares of Common Stock pursuant to the terms of the 1991 Plan, subject to stockholder approval. In addition, the Board of Directors adopted, subject to stockholder approval, an amendment to the 1991 Plan to provide that shares of Common Stock received by the Company from a participant in the 1991 Plan as full or partial payment to the Company of the purchase price relating to an award, or in connection with satisfaction of tax obligations relating to an award in accordance with the tax withholding provisions of the 1991 Plan, shall again be available for granting awards to persons who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act").

    The Board of Directors also adopted, subject to stockholder approval, amendments to the 1991 Plan to provide (i) that no more than 500,000 shares of Company Common Stock be granted or awarded to any employee over a three-year period in the form of stock options or other awards with a value based on the increase in the value of the Company's Common Stock after the date of grant of such award (collectively, "Limited Awards") and (ii) that each member of the Committee (as defined below) that administers the 1991 Plan be an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). These amendments are intended to preserve the Company's tax deduction for certain Limited Awards granted under the 1991 Plan in fiscal year 1994 and thereafter, in accordance with the requirements of the Omnibus Budget Reconciliation Act of 1993 ("OBRA").

INCREASE IN AVAILABLE SHARES AND ACCOUNTING FOR SHARES

    As originally adopted, the 1991 Plan provides that a total of 3,000,000 shares of the Company's Common Stock are available for the granting of awards. As of March 1, 1994, approximately 25,000 shares remained available for grant under the 1991 Plan. The 2,000,000 share increase in the number of shares available for the granting of awards will allow the Company to continue to provide incentives to management personnel and to provide an adequate number of shares for reload options and automatic grants of options to members of the Board of Directors who are not also employees of the Company or its subsidiaries ("Non-Employee Directors"). The Company believes that over the years its stock based awards have made a significant contribution to the success of the Company in attracting, motivating and retaining skilled management personnel and directors.

    The Company anticipates that future awards under the 1991 Plan will be granted primarily to persons who are officers or directors of the Company for purposes of Section 16 of the 1934 Act, with awards to other employees being primarily made under the Company's 1994 Stock Incentive Plan. The Company is not required to do so, however. See "Proposal to Approve the Company's 1994 Stock Incentive Plan."

    On January 19, 1994, options were granted to 13 of the Company's employees out of the 3,000,000 shares of Common Stock approved for issuance in 1991. Due to the limited number of shares remaining available under the 1991 Plan, the Organization Committee decided to make a portion of the January 19, 1994 grant conditional on stockholder approval of the increase in available shares of Common Stock. The Organization Committee chose to make conditional grants only to certain of the Company's top executives, with grants to other employees being effective January 19, 1994. The following chart reflects grants of Nonqualified Stock Options (as defined below) made on January 19, 1994 subject to stockholder approval of the amendment increasing the number of shares of Common Stock available for grant or award under the 1991 Plan:

                               NEW PLAN BENEFITS

                                                                                         NUMBER OF
                                  NAME AND POSITION                                     UNITS(1)(2)
- --------------------------------------------------------------------------------------  ------------
Grundhofer, John (CEO)................................................................     77,000
Zona, Richard (Vice Chairman & CFO)...................................................     39,000
Farley, William (Vice Chairman).......................................................     29,000
Heasley, Phillip (Vice Chairman)......................................................     29,000
All Current Executive Officers as a Group (12)........................................    174,000
Non-employee Directors as a Group (15)................................................          0
All Other Employees as a Group........................................................          0(3)

- ---------
(1) Units are options to purchase shares of Company Common Stock at $29.75 per share, which is equal to 100% of fair market value on the date of grant. The options were granted, subject to stockholder approval, on January 19, 1994, and 1/3 of the total grant became exercisable on the date of grant subject to such approval. An additional 1/3 of the total grant becomes exercisable on April 15, 1995 and the final 1/3 becomes exercisable on April 15, 1996 if the Company meets certain standards based upon the Company's return on assets relative to the Company's peer bank holding companies and growth in earnings per share. If the standards are not met for a particular year, the portion of the grant which would have become exercisable that year will become exercisable on January 19, 1999. All such options become fully vested upon a change of control of the Company.
(2) The conditional option grants listed constitute a portion of the grants made on January 19, 1994. In addition to the conditional grants listed, the following number of options were granted to the individuals named in the table out of shares available for grant and previously approved by stockholders: Mr. Grundhofer, 271,600; Mr. Zona, 136,000; Mr. Farley, 101,000; and Mr. Heasley, 101,000. Pursuant to SEC rules, such grants and others made on January 19, 1994 will be set forth in the Stock Option Grants table contained in the Company's Proxy Statement relating to the Annual Meeting of Stockholders to be held in 1995 or as otherwise required by Securities and Exchange Commission rules and regulations.
(3) Grants made on January 19, 1994 to employees other than the individuals named in the chart were out of shares available from the 3,000,000 shares of Common Stock approved for issuance in 1991, and thus were not conditional on stockholder approval of the amendment relating to an increase in available shares.

    Other awards under the 1991 Plan as proposed to be amended are not yet determinable. For more information regarding stock option grants under the 1991 Plan, see "Stock Options."

    The Board of Directors also adopted, subject to stockholder approval, an amendment to the 1991 Plan to provide that shares of Common Stock received by the Company from a participant in the 1991 Plan as full or partial payment to the Company of the purchase price relating to an award, or in connection with satisfaction of tax obligations relating to an award in accordance with the tax withholding provisions of the 1991 Plan, shall again be available for granting awards to persons who are not officers or directors of the Company for purposes of Section 16 of the 1934 Act.

AMENDMENTS RELATING TO OBRA REQUIREMENTS

    The first amendment to the 1991 Plan relating to OBRA requirements provides that no more than 500,000 shares of Company Common Stock are permitted to be granted or awarded in the form of Limited Awards to an individual employee over a three-year period. If adopted, the new Section 4(e) to the 1991 Plan would read in its entirety as follows:

    (e) AWARD LIMITATIONS UNDER THE PLAN. No Eligible Person may be granted any Award or Awards, the value of which Awards are based solely on an increase in the value of the Shares after the date of grant of such Awards, for more than 500,000 Shares, in the aggregate, in any three calendar year period beginning with the period commencing January 1, 1994 and ending December 31, 1996; provided, however, that such restriction shall apply only to Shares available for granting Awards under the Plan pursuant to amendments to the Plan submitted for stockholder approval at the Company's 1994 annual meeting of stockholders and amendments adopted thereafter. The foregoing limitation specifically includes the grant of any "performance-based" Awards within the meaning of Section 162(m) of the Code.

    The second amendment to the 1991 Plan relating to OBRA requirements for which stockholder approval is sought would further restrict membership of the Committee (as defined below) administering the 1991 Plan to persons who are considered an "outside director" within the meaning of Section 162(m) of the Code. Subject to certain transition provisions relating to OBRA, a director is considered an "outside director" only if he or she (i) is not a current employee of the corporation, (ii) was not an officer of the corporation (or related entities) at any time, (iii) is not currently serving as a consultant to the corporation and receiving compensation for personal services, and (iv) is not a former employee who is receiving compensation for prior services, other than pursuant to a tax-qualified pension plan.

    Under OBRA, the allowable deduction for compensation paid or accrued with respect to the Chief Executive Officer and each of the four other most highly compensated employees of a publicly held corporation will be limited to no more than $1 million per year for fiscal years beginning on or after January 1, 1994. Certain types of compensation are exempted from this deduction limitation, including qualified performance based income. Stockholder approval of new
Section 4(e) of the the 1991 Plan, and membership of only "outside directors" on the Committee, is required under OBRA for compensation relating to certain Limited Awards under the 1991 Plan (including Nonqualified Stock Options) to be eligible for the exemption to the deduction limitation.

SUMMARY OF THE 1991 PLAN

    The following summary description of the 1991 Plan is qualified in its entirety by reference to the full text of the 1991 Plan, a copy of which may be obtained by the stockholders of the Company upon request directed to the Company's Corporate Secretary at First Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402-4302.

    Any employee, officer, consultant or independent contractor of the Company and its affiliates is eligible to receive awards under the 1991 Plan. The 1991 Plan was approved by stockholders in April 1991. Amendments to the 1991 Plan providing for the grant of "reload" options and the automatic grant of options to Non-Employee Directors were approved by stockholders in April 1993. The 1991 Plan terminates on April 23, 2001, and no awards may be made after that date. However, unless otherwise expressly provided in the 1991 Plan or an applicable award agreement, any award granted may extend beyond the end of such period.

    The 1991 Plan permits the granting of: (a) stock options, including "incentive stock options" ("Incentive Stock Options") meeting the requirements of Section 422 of the Code, and stock options that do not meet such requirements ("Nonqualified Stock Options"), (b) stock appreciation rights ("SARs"), (c) restricted stock and restricted stock units, (d) performance awards, (e) dividend equivalents, and (f) other awards valued in whole or in part by reference to or otherwise based upon the Company's stock ("other stock-based awards"). The 1991 Plan is administered by a committee of the Board of Directors consisting exclusively of three or more Non-Employee Directors (the "Committee"), with the exception of the provision for automatic grants of stock options to Non-Employee Directors, which is administered by the Board of Directors. The Committee has the authority to establish rules for the administration of the 1991 Plan; to select the individuals to whom awards are granted; to determine the types of awards to be granted and the number of shares of Common Stock covered by such awards; and to set the terms and conditions of such awards. The Committee may also determine whether the payment of any amounts received under any award shall or may be deferred and may authorize payments representing cash dividends in connection with any deferred award of shares of Common Stock. Determinations and interpretations with respect to the 1991 Plan are at the sole discretion of the Committee, whose determinations and interpretations are binding on all interested parties. The Committee may delegate to one or more officers the right to grant awards with respect to individuals who are not subject to Section 16(b) of the 1934 Act. See "Amendments Relating to OBRA Requirements" above for information regarding the effect of the proposed amendments on the Committee.

    Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law. Awards may provide that upon the grant or exercise thereof the holder will receive shares of Common Stock, cash or any combination thereof, as the Committee shall determine.

    The exercise price per share under any stock option, the grant price of any SAR, and the purchase price of any security which may be purchased under any other stock-based award may not be less than 100% of the fair market value of the Company's Common Stock on the date of the grant of such option, SAR or right. Options may be exercised by payment in full of the exercise price, either in cash or, at the discretion of the Committee, in whole or in part by the tendering of shares of Common Stock or other consideration having a fair market value on the date the option is exercised equal to the exercise price. Determinations of fair market value under the 1991 Plan are made in accordance with methods and procedures established by the Committee. For purposes of the 1991 Plan, the fair market value of shares of Common Stock on a given date is the closing price of the shares as reported on the New York Stock Exchange on such date, if the shares are then quoted on the New York Stock Exchange.

    The 1991 Plan provides that the Committee may grant reload options, separately or together with another option, and may establish the terms and conditions of such reload options. Pursuant to a reload option, the optionee would be granted a new option to purchase the number of shares not exceeding the sum of (i) the number of shares of Common Stock tendered as payment upon the exercise of the option to which such reload option relates and (ii) the number of shares of the Company's Common Stock tendered as payment of the amount to be withheld under income tax laws in connection with the exercise of the option to which such reload option relates. Reload options may be granted with respect to options granted under the 1991 Plan, the 1987 Stock Option Plan or any other stock option plan of the Company, and may be granted in connection with any option granted under the 1991 Plan at the time of such grant.

    The holder of an SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, if the Committee shall so determine, as of any time during a specified period before or after the exercise date) of a specified number of shares over the grant price of the SAR.

    The holder of restricted stock may have all of the rights of a stockholder of the Company, including the right to vote the shares subject to the restricted stock award and to receive any dividends with respect thereto, or such rights may be restricted. Restricted stock may not be transferred by the holder until the restrictions established by the Committee lapse. Holders of restricted stock units have the right, subject to any restrictions imposed by the Committee, to receive shares of Common Stock (or a cash payment equal to the fair market value of such shares) at some future date. Upon termination of the holder's employment during the restriction period, restricted stock and restricted stock units are forfeited, unless the Committee determines otherwise.

    Performance awards provide the holder thereof the right to receive payments, in whole or in part, upon the achievement of such goals during such performance periods as the Committee shall establish. A performance award granted under the 1991 Plan may be denominated or payable in cash, shares of Common Stock or restricted stock. Dividend equivalents entitle the holder thereof to receive payments (in cash or shares, as determined by the Committee) equivalent to the amount of cash dividends with respect to a specified number of shares.

    The Committee is also authorized to establish the terms and conditions of other stock-based awards.

    Non-Employee Directors receive Nonqualified Stock Options to purchase 2,500 shares of the Company's Common Stock upon election to the Board of Directors and during the term of the 1991 Plan will be granted, as of the date of the each Annual Meeting of Stockholders, if such director's term of office continues after such date, an option to purchase 1,000 shares of Common Stock. Such options are exercisable in full as of the date of grant, expire on the tenth anniversary of the date of grant and have an exercise price equal to the fair market value of the shares of Common Stock as of the date of grant.

    No award granted under the 1991 Plan may be assigned, transferred, pledged or otherwise encumbered by the individual to whom it is granted, otherwise than by will, by designation of a beneficiary, or by laws of descent and distribution. Each award is exercisable, during such individual's lifetime, only by such individual, or, if permissible under applicable law, by such individual's guardian or legal representative.

    If any shares of Common Stock subject to any award or to which an award relates are not purchased or are forfeited, or if any such award terminates without the delivery of shares or other consideration, the shares previously used for such awards are available for future awards under the 1991 Plan. Notwithstanding the foregoing, the total number of shares of Common Stock that may be purchased upon exercise of Incentive Stock Options granted under the 1991 Plan (subject to adjustment as described below) may not exceed 3,000,000 shares. Except as otherwise provided under the procedures adopted by the Committee to avoid double counting with respect to awards granted in tandem with or in substitution for other awards, all shares relating to awards granted will be counted against the aggregate number of shares available for granting awards under the 1991 Plan. See "Increase in Available Shares and Accounting for Shares" above for information regarding the effect of the proposed amendments on the number of shares available for grant, and "Amendments Relating to OBRA Requirements" above for information regarding the effect of the proposed amendments on awards granted to any individual over a three-year period.

    If any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 1991 Plan, the Committee may, in such manner as it deems equitable, adjust (a) the number and type of shares (or other securities or property) which thereafter may be made the subject of awards, (b) the number and type of shares (or other securities or property) subject to outstanding awards, and (c) the exercise price with respect to any award. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the 1991 Plan or any award agreement in the manner and to the extent it shall deem desirable to carry the 1991 Plan into effect.

    The Board of Directors may amend, alter or discontinue the 1991 Plan at any time, provided that stockholder approval must be obtained for any change that
(i) absent such stockholder approval, would cause Rule 16b-3 as promulgated by the Securities and Exchange Commission under the 1934 Act ("Rule 16b-3"), to become unavailable with respect to the 1991 Plan; (ii) requires the approval of the Company's stockholders under any rules or regulations of the National Association of Securities Dealers, Inc., the New York Stock Exchange, or any other securities exchange applicable to the Company; or (iii) requires the approval of the Company's stockholders under the Code in order to permit Incentive Stock Options to be granted under the 1991 Plan. Certain provisions relating to the automatic grant of stock options to Non-Employee Directors may not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules and regulations thereunder.

    The closing price per share of the Company's Common Stock on March 4, 1994, as reported on the New York Stock Exchange, was $31.50.

    The following is a summary of the principal federal income tax consequences generally applicable to awards under the 1991 Plan. The grant of an option or SAR is not expected to result in any taxable income for the recipient. The holder of an Incentive Stock Option generally will have no taxable income upon exercising the Incentive Stock Option (except that a liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction when an Incentive Stock Option is exercised. Upon exercising a Nonqualified Stock Option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. Upon exercising an SAR, the amount of any cash received and the fair market value on the exercise date of any shares of Common Stock received are taxable to the recipient as ordinary income and deductible by the Company. The tax consequence to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an Incentive Stock Option or by exercising a Nonqualified Stock Option or SAR. Generally, there will be no tax consequence to the Company in connection with disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of a disposition of shares acquired under an Incentive Stock Option before the applicable Incentive Stock Option holding periods set forth in the Code have been satisfied.

    With respect to other awards granted under the 1991 Plan that are payable either in cash or shares of Common Stock that are either transferable or not subject to substantial risk of forfeiture, the holder of such an award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of Common Stock received (determined as of the date of such receipt) over (b) the amount (if any) paid for such shares of Common Stock by the holder of the award, and the Company will be entitled at that time to a deduction for the same amount. With respect to an award that is payable in shares of Common Stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to the Code, the holder of the award must recognize ordinary income equal to the excess of (i) the fair market value of the shares of Common Stock received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for such shares of Common Stock by the holder, and the Company will be entitled at that time to a tax deduction for the same amount.

    Special rules may apply in the case of individuals subject to Section 16(b) of the 1934 Act. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, are determined as of the end of such period.

    Under the 1991 Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to surrender shares of Common Stock (either shares received upon the receipt or exercise of the award of shares previously owned by the optionee) to the Company to satisfy federal and state withholding tax obligations. In addition, the Committee may grant, subject to its discretion and such rules as it may adopt, a bonus to a participant in order to provide funds to pay all or a portion of federal and state taxes due as a result of the receipt or exercise of (or lapse of restrictions relating to) an award. The amount of any such bonus will be taxable to the participant as ordinary income, and the Company will have a corresponding deduction equal to such amount (subject to the usual rules concerning reasonable compensation).

    The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voted at the meeting will be necessary for approval of the amendments to the 1991 Plan. Proxies will be voted in favor of such proposal unless otherwise specified. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENTS TO THE 1991 PLAN.

                     III. PROPOSAL TO APPROVE THE COMPANY'S
                           1994 STOCK INCENTIVE PLAN

    On January 19, 1994, the Board of Directors adopted the First Bank System, Inc. 1994 Stock Incentive Plan (the "1994 Plan"). The objectives of the 1994 Plan are to aid the Company in maintaining and developing personnel capable of assuring the future success of the Company, to offer such personnel incentives to put forth maximum efforts for the success of the Company's business and to afford such personnel an opportunity to acquire a proprietary interest in the Company. The following summary description of the 1994 Plan is qualified in its entirety by reference to the full text of the 1994 Plan, a copy of which may be obtained by stockholders of the Company upon request directed to the Company's Corporate Secretary at First Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402-4302.

    Although the 1994 Plan became effective upon adoption by the Company's Board of Directors on January 19, 1994, the Company seeks stockholder approval for purposes of meeting certain regulatory and statutory guidelines that would increase the flexibility of, and the benefits to the Company's employees associated with, the 1994 Plan. Pursuant to the Company's loan program, active employees holding stock options are entitled to borrow from the Company the amount necessary to pay the exercise price upon exercise of such stock options. Pursuant to the terms of the loan program, such loans are secured by shares of the Company's Common Stock issued in connection with the option exercise. Under Regulation G issued by the Board of Governors of the Federal Reserve System, such loans by a corporation are limited to a percentage of the value of the common stock serving as collateral. Currently, Regulation G limits such loans to 50% of the market value of the common stock serving as collateral. Pursuant to provisions of Regulation G relating to employee stock option plans, however, loans may be made for up to 100% of the market value of the common stock serving as collateral if the stock option plan meets certain requirements set forth in Regulation G. Such requirements include stockholder approval of the stock option plan. By obtaining stockholder approval of the 1994 Plan, the Company anticipates qualifying for the special stock option plan provisions of Regulation G, resulting in the ability to loan employees up to the entire exercise price upon an option exercise. Absent stockholder approval, if the exercise price of the stock option is more than 50% of the market value of the Common Stock issued upon such exercise, the Company would be unable to loan the employee the entire exercise price pursuant to the loan program. Thus, stockholder approval is sought to help ensure that all employees exercising stock options receive the full benefit of the Company's loan program.

    Stockholder approval of the 1994 Plan would also allow the Company to issue awards under the 1994 Plan to officers who are subject to reporting requirements under Section 16(a) of the 1934 Act in compliance with the provisions of Rule 16b-3. Although the Company anticipates that future awards under the 1994 Plan will be granted primarily to employees who are not subject to reporting requirements under Section 16(a) of the 1934 Act, stockholder approval would provide the Company with additional flexibility in connection with awards to employees at all levels. Additionally, pursuant to Internal Revenue Service regulations, stockholder approval is required to grant Incentive Stock Options, as described below. Failure to obtain stockholder approval would result in the inability to grant Incentive Stock Options under the 1994 Plan.

    A total of 5,000,000 shares of the Company's Common Stock were available for the granting of awards under the 1994 Plan. A total of 3,898,400 of such shares have been reserved for issuance upon the exercise of Nonqualified Stock Options (as defined below) granted in January 1994. All of such grants were made to employees of the Company who are not "Executive Officers" for purposes of Securities and Exchange Commission proxy rules. Such Nonqualified Options have an exercise price of $29.75 per share, which is equal to 100% of fair market value on the date of grant. The options were granted on January 19, 1994, and 1/3 of the total grant became exercisable on the date of grant. An additional 1/3 of the total grant becomes exercisable on April 15, 1995 and the final 1/3 becomes exercisable on April 15, 1996 if the Company meets certain standards based upon the Company's return on assets relative to the Company's peer bank holding companies and growth in earnings per share. If the standards are not met for a particular year, the portion of the grant which would have become exercisable that year will become exercisable on January 19, 1999. All such options become fully vested upon a change of control of the Company. Other awards under the 1994 Plan are not yet determinable.

    The Company anticipates that future awards under the 1994 Plan will be granted primarily to persons who are not officers or directors of the Company for purposes of Section 16 of the 1934 Act with awards to other employees being primarily made under the 1991 Plan. The Company is not required to do so, however. See "Proposal to Amend the Company's 1991 Stock Incentive Plan."

SUMMARY OF THE 1994 PLAN

    Any employee, officer, consultant or independent contractor of the Company and its affiliates is eligible to receive awards under the 1994 Plan. The 1994 Plan terminates on January 18, 2004, and no awards may be made after that date. However, unless otherwise expressly provided in the 1994 Plan or an applicable award agreement, any award granted may extend beyond the end of such period.

    The 1994 Plan permits the granting of: (a) stock options, including incentive stock options ("Incentive Stock Options") meeting the requirements of
Section 422 of the Code, and stock options that do not meet such requirements ("Nonqualified Stock Options"), (b) stock appreciation rights ("SARs"), (c) restricted stock and restricted stock units, (d) performance awards, (e) dividend equivalents, and (f) other awards valued in whole or in part by reference to or otherwise based upon the Company's stock ("other stock-based awards"). The 1994 Plan is administered by a committee of the Board of Directors consisting exclusively of three or more nonemployee directors, each of whom is a disinterested person within the meaning of Rule 16b-3 under the 1934 Act, and is an "outside director" within the meaning of Section 162(m) of the Code (the "Committee"). The Committee has the authority to establish rules for the administration of the 1994 Plan; to select the individuals to whom awards are granted; to determine the types of awards to be granted and the number of shares of Common Stock covered by such awards; and to set the terms and conditions of such awards. The Committee may also determine whether the payment of any amounts received under any award shall or may be deferred and may authorize payments representing cash dividends in connection with any deferred award of shares of Common Stock. Determinations and interpretations with respect to the 1994 Plan are at the sole discretion of the Committee, whose determinations and interpretations are binding on all interested parties. The Committee may delegate to one or more officers the right to grant awards with respect to individuals who are not subject to Section 16(b) of the 1934 Act.

    Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law. Awards may provide that upon the grant or exercise thereof the holder will receive shares of Common Stock, cash or any combination thereof, as the Committee shall determine.

    The exercise price per share under any stock option, the grant price of any SAR, and the purchase price of any security which may be purchased under any other stock-based award may not be less than 100% of the fair market value of the Company's Common Stock on the date of the grant of such option, SAR or right. Options may be exercised by payment in full of the exercise price, either in cash or, at the discretion of the Committee, in whole or in part by the tendering of shares of Common Stock or other consideration having a fair market value on the date the option is exercised equal to the exercise price. Determinations of fair market value under the 1994 Plan are made in accordance with methods and procedures established by the Committee. For purposes of the 1994 Plan, the fair market value of shares of Common Stock on a given date is the closing price of the shares as reported on the New York Stock Exchange on such date, if the shares are then quoted on the New York Stock Exchange.

    The 1994 Plan provides that the Committee may grant "reload" options, separately or together with another option, and may establish the terms and conditions of such "reload" options. Pursuant to a "reload" option, the optionee would be granted a new option to purchase the number of shares not exceeding the sum of (i) the number of shares of Common Stock tendered as payment upon the exercise of the option to which such "reload" option relates and (ii) the number of shares of the Company's Common Stock tendered as payment of the amount to be withheld under income tax laws in connection with the exercise of the option to which such "reload" option relates. "Reload" options may be granted with respect to options granted under any stock option plan of the Company.

    The holder of an SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, if the Committee shall so determine, as of any time during a specified period before or after the exercise date) of a specified number of shares over the grant price of the SAR.

    The holder of restricted stock may have all of the rights of a stockholder of the Company, including the right to vote the shares subject to the restricted stock award and to receive any dividends with respect thereto, or such rights may be restricted. Restricted stock may not be transferred by the holder until the restrictions established by the Committee lapse. Holders of restricted stock units have the right, subject to any restrictions imposed by the Committee, to receive shares of Common Stock (or a cash payment equal to the fair market value of such shares) at some future date. Upon termination of the holder's employment during the restriction period, restricted stock and restricted stock units are forfeited, unless the Committee determines otherwise.

    Performance awards provide the holder thereof the right to receive payments, in whole or in part, upon the achievement of such goals during such performance periods as the Committee shall establish. A performance award granted under the 1994 Plan may be denominated or payable in cash, shares of Common Stock or restricted stock. Dividend equivalents entitle the holder thereof to receive payments (in cash or shares, as determined by the Committee) equivalent to the amount of cash dividends with respect to a specified number of shares.

    The Committee is also authorized to establish the terms and conditions of other stock-based awards.

    No award granted under the 1994 Plan may be assigned, transferred, pledged or otherwise encumbered by the individual to whom it is granted, otherwise than by will, by designation of a beneficiary, or by laws of descent and distribution. Each award is exercisable, during such individual's lifetime, only by such individual, or, if permissible under applicable law, by such individual's guardian or legal representative.

    If any shares of Common Stock subject to any award or to which an award relates are not purchased or are forfeited, or if any such award terminates without the delivery of shares or other consideration, the shares previously used for such awards are available for future awards under the 1994 Plan. In addition, any shares that are used by a 1994 Plan participant as full or partial payment to the Company of the purchase price relating to an award, or in connection with satisfaction of tax obligations relating to an award in accordance with the provisions relating to tax withholding under the 1994 Plan, shall again be available for granting awards to persons who are not officers or directors of the Company for purposes of Section 16 of the 1934 Act. Notwithstanding the foregoing, the total number of shares of Common Stock that may be purchased upon exercise of Incentive Stock Options granted under the 1994 Plan (subject to adjustment as described below) may not exceed 5,000,000 shares. Except as otherwise provided under procedures adopted by the Committee to avoid double counting with respect to awards granted in tandem with or in substitution for other awards, all shares relating to awards granted will be counted against the aggregate number of shares available for granting awards under the 1994 Plan. No person may be granted any award or awards, the value of which awards are based solely on an increase in the value of Company Common Stock after the date of grant of such awards, for more than 500,000 shares of Company Common Stock, in the aggregate, in any three calendar year period beginning with the period commencing January 1, 1994 and ending December 31, 1996.

    If any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 1994 Plan, the Committee may, in such manner as it deems equitable, adjust (a) the number and type of shares (or other securities or property) which thereafter may be made the subject of awards, (b) the number and type of shares (or other securities or property) subject to outstanding awards, and (c) the exercise price with respect to any award. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the 1994 Plan or any award agreement in the manner and to the extent it shall deem desirable to carry the 1994 Plan into effect.

    The Board of Directors may amend, alter or discontinue the 1994 Plan at any time.

    The closing price per share of the Company's Common Stock on March 4, 1994, as reported on the New York Stock Exchange, was $31.50.

    The principal federal income tax consequences generally applicable to awards under the 1994 Plan are the same as those described above for analogous awards under the 1991 Plan. See "Proposal to Amend the Company's 1991 Stock Incentive Plan--Summary of the 1991 Plan."

    The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voted at the meeting will be necessary for approval of the 1994 Plan. Proxies will be voted in favor of such proposal unless otherwise specified. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE 1994 PLAN.

             IV. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
               TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

    The Board of Directors has determined that the Fourth Article of the Company's Restated Certificate of Incorporation should be amended and has voted to submit an amendment to the Company's stockholders for adoption. The Fourth Article currently provides that the aggregate number of shares of all classes of stock which the Company shall have authority to issue is 160,000,000 shares, consisting of 10,000,000 shares of Preferred Stock and 150,000,000 shares of Common Stock. The Board of Directors recommends to stockholders that the article be amended to increase the number of authorized shares of Common Stock by 50,000,000 shares to 200,000,000 shares, thereby increasing to 210,000,000 the aggregate number of shares of all classes of stock which the Company shall have authority to issue.

    If the amendment is approved by the Company's stockholders, the Fourth Article of the Certificate of Incorporation would read as follows:

    The total number of shares of all classes of stock which the corporation shall have authority to issue is 210,000,000, consisting of 10,000,000 shares of Preferred Stock of the par value of $1.00 each and 200,000,000 shares of Common Stock of the par value of $1.25 each.

    As of December 31, 1993, there were 114,793,547 shares of Common Stock outstanding and an additional 6,913,523 shares of Common Stock were reserved for issuance pursuant to various stock-based plans of the Company. This leaves the Company with 28,292,930 authorized but unissued, unreserved and uncommitted shares of Common Stock available for issuance.

    The additional shares of Common Stock for which authorization is sought would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. Such additional shares would not (and the shares of Common Stock presently outstanding do not) entitle holders thereof to preemptive or cumulative voting rights.

    The Company is proposing to increase the number of authorized shares of its Common Stock to provide additional shares for general corporate purposes, including stock dividends, raising additional capital, issuances pursuant to employee and stockholder stock plans and possible future acquisitions. The Company's officers from time to time engage in discussions with other financial institutions concerning the possible acquisition of such institutions by the Company. There are no present plans, understandings or agreements, however, for issuing a material number of additional shares of Common Stock from the additional shares of stock proposed to be authorized pursuant to the amendment. Since acquisitions have been and may, in the future, be made by an exchange of stock, the Board of Directors believes that an increase in the total number of shares of authorized Common Stock will better enable the Company to meet its future needs and give it greater flexibility in responding quickly to advantageous business opportunities, as well as provide additional shares for corporate purposes generally.

    The issuance by the Company of shares of Common Stock, including the additional shares that would be authorized if the proposed amendment is adopted, may dilute the present equity ownership position of current holders of Common Stock and may be made without stockholder approval, unless otherwise required by applicable laws or stock exchange regulation. Under existing New York Stock Exchange regulations, approval of a majority of the holders of Common Stock would nevertheless be required in connection with any transaction or series of related transactions that would result in the original issuance of additional shares of Common Stock, other than in a public offering for cash, (i) if the Common Stock (including securities convertible into Common Stock) has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such Common Stock; (ii) if the number of shares of Common Stock to be issued is or will be equal to or in excess of 20% of the number of shares outstanding before the issuance of the Common Stock; or (iii) if the issuance would result in a change of control of the Company.

    The additional authorized but unissued shares of Common Stock that would become available if the proposed amendment is adopted, whether alone or in tandem with the Rights described below, could make a change in control of the Company more difficult to achieve. Under certain circumstances, such shares could be used to create voting impediments to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. Such shares could be sold to purchasers who might side with the Board in opposing a takeover bid that the Board determines not to be in the best interests of the Company or its stockholders. The amendment might also have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Company's Common Stock, to acquire control of the Company with a view to consummating a merger, sale of all or any part of the Company's assets, or a similar transaction, since the issuance of new shares could be used to dilute the stock ownership of such person or entity.

    In December 1988 the Company declared a dividend of one preferred stock purchase right ("Right") for each outstanding share of Common Stock based on the stockholders of record on January 4, 1989. One Right has also been issued with respect to each share of Common Stock issued since January 4, 1989. The Rights are designed to help management obtain fair and equal treatment for all stockholders in the event of a potential takeover. Each Right initially entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock of the Company at a price of $80, subject to adjustment. In the event that any person or group acquires 20% or more of the Company's Common Stock outstanding, each Right (other than any Right held by the acquiring person or group) will thereafter entitle the holder to receive upon exercise shares of the Company's Common Stock having a market value of two times the purchase price. In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power is sold, each Right will thereafter entitle the holder to receive upon exercise shares of Common Stock of the acquiring company having a market value of two times the purchase price. The Rights will not be exercisable and will be transferable with and only with the Common Stock until 10 days after (i) a public announcement that a person or group has acquired 20% or more of the Company's Common Stock outstanding, or (ii) a public announcement or commencement of a tender or exchange offer that would result in a person or group acquiring 20% or more of the Common Stock. The Rights expire on January 4, 1999, unless they are redeemed by the Company at a price of $.01 per Right prior to the acquisition by a person or group of 20% of the Company's Common Stock outstanding. Pursuant to an amendment adopted by the Board of Directors, the Rights also will expire on the date that is 24 months after the first date upon which the Company can generally be acquired by bank holding companies, principally located in at least 15 of the 20 states that as of September 30, 1992, had the largest amount of bank deposits. Until the Right is exercised, the Right holder will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.

    The affirmative vote of the holders of a majority of the shares of the Company's Common Stock outstanding and entitled to vote will be necessary for approval of the amendment. Proxies will be voted in favor of such proposal unless otherwise specified. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK.

                            V. SELECTION OF AUDITORS

    The Board of Directors of the Company has selected the firm of Ernst & Young as independent auditors of the Company for the year ending December 31, 1994 subject to the approval of the stockholders.

    Before the Audit Committee recommended to the full Board of Directors the appointment of Ernst & Young, it carefully considered the qualifications of Ernst & Young. This included a review of their performance in prior years as well as their reputation for integrity and competence in the fields of auditing and accounting. The Audit Committee has expressed its satisfaction with Ernst & Young in all these respects. Representatives of Ernst & Young will be present at the Annual Meeting of Stockholders and will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions following the meeting. The proxies will vote in favor of approving this selection unless instruction to the contrary is indicated on the proxy form.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE SELECTION OF ERNST & YOUNG AS AUDITORS.

                  OWNERSHIP BY MANAGEMENT OF EQUITY SECURITIES

    The following table sets forth as of February 1, 1994 the beneficial ownership (as defined in the rules of the Securities and Exchange Commission) of the Company's Common Stock by individual directors and executive officers named in the Summary Compensation Table and all directors and executive officers as a group.

                                                   SHARES
                                                BENEFICIALLY
                                                 OWNED (1)
                                             ------------------
Coleman Bloomfield.........................         9,706(2)
John F. Grundhofer.........................       353,963(2)(3)
Roger L. Hale..............................         9,500(2)
Delbert W. Johnson.........................         3,500(2)
John H. Kareken............................         4,369(2)
Richard L. Knowlton........................         8,507(2)
Kenneth A. Macke...........................        13,044(2)
Thomas F. Madison..........................         7,922(2)
Marilyn C. Nelson..........................        33,995(2)(4)
Will F. Nicholson, Jr......................       408,942(5)
Nicholas R. Petry..........................       538,908(2)(6)
Edward J. Phillips.........................         4,010(2)
James J. Renier............................        12,944(2)
S. Walter Richey...........................         9,444(2)(7)
Richard L. Robinson........................         8,583(2)(8)
Richard L. Schall..........................        19,940(2)
Lyle E. Schroeder..........................         8,909(2)
Richard A. Zona............................       138,141(2)
William F. Farley..........................       121,198(2)
Philip G. Heasley..........................       111,131(2)
Daniel C. Rohr.............................       111,777(2)
John M. Murphy, Jr.........................       107,408(2)
All Directors and Executive Officers
 as a Group (28 persons)...................     2,377,684(9)

- ---------
(1) No nominee or director owns beneficially more than .1% of the outstanding Common Stock of the Company and all directors and executive officers as a group own beneficially less than 1% of the outstanding Common Stock.

(2)   Includes  the following  shares subject  to options  exercisable within 60 days: Mr. Bloomfield,  2,500 shares; Mr.  Grundhofer, 225,723 shares;  Mr.
      Hale,  2,500 shares; Mr. Johnson, 2,500 shares; Dr. Kareken, 2,500 shares;
      Mr. Knowlton, 2,500 shares;  Mr. Macke, 2,500  shares; Mr. Madison,  2,500 shares;  Ms. Nelson, 2,500 shares; Mr.  Petry, 2,500 shares; Mr. Phillips,
      2,500 shares;  Dr. Renier,  2,500 shares;  Mr. Richey,  2,500 shares;  Mr.
      Robinson,  2,500 shares;  Mr. Schall,  2,500 shares;  Mr. Schroeder, 2,500 shares; Mr. Zona, 88,862 shares;  Mr. Farley, 78,779 shares; Mr.  Heasley,
      68,178 shares; Mr. Rohr, 70,010 shares; Mr. Murphy, 85,657 shares.
(3)   Includes 22,628 shares of Common Stock held in a family trust of which Mr.
      Grundhofer is the trustee.
(4)   Includes  30,533  shares held  by three  trusts of  which Mrs.  Nelson and members of her family are beneficiaries.
(5)   Excludes 8,560 shares  owned by Mr.  Nicholson's wife in  which shares  he disclaims beneficial ownership.
(6)   Includes  499,257  shares held  by  two corporations  affiliated  with Mr.
      Petry.
(7)   Includes 100  shares held  by  Mr. Richey's  wife through  her  Individual
      Retirement Account.
(8)   Includes  129 shares  held by  a partnership  of which  Mr. Robinson  is a general partner.
(9)   Included in the shares listed for all directors and executive officers  as a group are (i) shares of Common Stock of the Company owned by the Capital
      Accumulation  Plan of  the Company for  the accounts  of certain executive officers, totaling 25,602 shares; (ii) 865,950 shares which are subject to options exercisable  within 60  days by  certain directors  and  executive officers,  including those  shares referred  to in  footnote 2  above; and
      (iii) 125,800  shares  of restricted  stock  issued to  certain  executive officers pursuant to the 1991 Stock Incentive Plan. All persons subject to
      Section  16 of the Securities and Exchange Act filed required reports in a timely manner disclosing transactions involving the Company's stock.

                             EXECUTIVE COMPENSATION
                      Report of the Organization Committee
                           on Executive Compensation

TO OUR STOCKHOLDERS:

    First  Bank  System's  executive  compensation  philosophy  emphasizes   the
Company's commitment to long-term growth in stockholder value. In general:

    TARGETED TOTAL COMPENSATION will be above the 50th percentile of a group of comparable banking companies. The premium in targeted pay over the 50th percentile will be primarily in the form of stock options.

    BASE SALARIES will be targeted BELOW the 50th percentile of the comparator group to minimize fixed expense and emphasize the relationship of pay to performance.

    ANNUAL INCENTIVES will be targeted ABOVE the 50th percentile of the comparator group such that the total of targeted base salary plus targeted annual incentive will be equal to the 50th percentile.

    LONG-TERM AWARDS will be targeted ABOVE the 50th percentile of the comparator group and will be primarily in the form of stock options.

Actual pay will be influenced by both competitive practice and the Organization Committee's assessment of performance against several criteria, including measures of profitability, growth consistent with long-range strategy, risk management, the development and involvement of people, a continuing commitment to cultural diversity, and succession planning. No formal weightings have been assigned to these factors.

ROLE OF THE COMMITTEE

    The Organization Committee of the Board of Directors (the "Committee") seeks to maintain executive compensation policies which are consistent with the Company's strategic business objectives and values. In pursuing this goal, the Committee is guided by the following objectives:

    - A   significant  portion  of  senior  executives'  compensation  shall  be comprised of long-term, at-risk pay to focus management on the long-term interests of stockholders.

    - Executives' total compensation programs should emphasize pay that is dependent upon meeting performance goals to strengthen the relationship between pay and performance.

    - Components of pay which are at risk should contain equity-based pay opportunities to align executives' interests with those of stockholders.

    - Executive compensation should be competitive to attract, retain, and encourage the development of exceptionally knowledgeable and experienced executives upon whom, in large part, the success of the Company depends.

    The Committee is comprised of six non-employee directors. The Committee approves the design of executive compensation programs and assesses their effectiveness in supporting the Company's compensation objectives. The Committee also reviews and approves all salary arrangements and other remuneration for executives, evaluates executive performance, and considers related matters.

    The Company obtains competitive market data from an independent compensation consultant comparing the Company's compensation practices to those of a group of comparator companies. The Committee reviews and approves the selection of companies used for compensation comparison purposes. This comparator group is comprised of companies in the banking industry which are comparable in size to the Company, based on assets, net income, number of employees and total market value. While the comparator group is not comprised of the same companies as the peer group index companies in the Performance Graphs included on pages 42 and 43, all of the comparator companies are included in the peer group index. Therefore, we believe that the companies used for compensation comparisons are a representative cross section of the companies included in the peer group index.

ELEMENTS OF THE COMPENSATION PROGRAM

    The key elements of the Company's executive compensation program are base salary, annual incentives and long-term incentives. In determining each component of compensation, the Committee considers an executive's total compensation package. Consistent with the Company's policy of aligning pay with performance, a greater portion of total targeted compensation is placed at risk than the total targeted compensation placed at risk by companies in the comparator group. In determining the total compensation package for executives, the Committee has considered the performance of the Company's Common Stock. In this regard, the Committee considers the performance of the Company's Common Stock in the approximately four years since the arrival of the current senior management team to be a favorable factor, however, no formal weighting has been assigned to this factor. The Performance Graphs on pages 42 and 43 include the type of information considered by the Committee in this regard.

    Recently enacted Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits the corporate deduction for compensation paid to executive officers named in the proxy to one million dollars, unless the compensation is performance-based. The Committee has carefully considered the potential impact of this new tax code provision on the Company and has concluded that it is in the Company's and stockholders' best interest to qualify certain of the Company's stock-based long-term incentives as performance-based compensation within the meaning of the Code and thereby preserve the full deductibility of such long-term incentive payments. Thus, the Company is requesting stockholder approval of modifications to the 1991 Stock Incentive Plan, as indicated on page 13.

    One condition to qualify annual incentive compensation as performance-based is to establish the amount of the award based on an objective formula that precludes any upward discretion. At this time, the Committee believes it is in the Company's and stockholders' best interest to retain the Committee's discretionary determination of performance and strategic business unit goals on an annual basis. Consequently, payments to Mr. Grundhofer under the Annual Incentive Plan may not qualify as performance-based compensation. Although the amount, if any, of such payments ultimately determined to be non-deductible is not expected to be significant, the Company will continue to explore feasible alternatives to preserve deductibility under Section 162(m) of the Code. Compensation (other than long-term incentives, discussed above) paid to other executive officers is not expected to exceed one million dollars, and
Section 162(m) will therefore not impact the Company's tax deduction for 1994 compensation paid to these officers.

BASE SALARIES

    Each executive's base salary is initially determined according to his or her level of responsibility, prior experience, and breadth of knowledge, as well as internal equity issues and competitive pay practices. The Committee uses its discretion rather than a formal weighting system to evaluate these factors and to determine individual base salary levels. Thereafter, base salaries are reviewed on an annual basis, and increases are made based on the Committee's subjective assessment of each executive's performance, as well as the factors described above. In 1993, base salaries were below the 50th percentile market level of the comparator group. This is consistent with the Company's strategic objectives.

    Each year, Mr. Grundhofer prepares a written self-appraisal of his performance which is presented to the Board of Directors. Each director comments on Mr. Grundhofer's report and the Committee prepares a formal response which serves as Mr. Grundhofer's appraisal. The Committee recommends to the full Board Mr. Grundhofer's salary for the coming year, and his base salary is adjusted accordingly. In doing so, the Committee considers Mr. Grundhofer's execution of his overall responsibility for the Company's financial performance, long-range strategy, capital allocation, and management selection, retention, and succession. However, formal weightings have not been assigned to these factors. Pursuant to an employment agreement between Mr. Grundhofer and the Company effective in January 1993, Mr. Grundhofer is entitled to an annual base salary of not less than $525,000 (see "Employment Contracts" following this report). Mr. Grundhofer's annual base salary was raised by $75,000 to $600,000 effective March 1, 1993. Also, the employment agreement provides for certain payments in respect of payments and benefits forfeited by Mr. Grundhofer upon termination of his previous employment. The amounts and conditions for receipt of such payments were established in Mr. Grundhofer's original employment agreement with the Company entered into in January 1990, and such payments were not a factor considered by the Committee in determining his 1993 compensation.

ANNUAL INCENTIVES

    The Company provides annual incentives to executives under the Annual Incentive Plan. Annual incentives are intended to promote the Company's pay-for-performance philosophy by providing executives with annual cash bonus opportunities for achieving corporate, business unit and individual performance goals.

    Eligible executives are assigned target and maximum bonus levels, determined as a percentage of base salary. The Committee sets the target bonus awards at a level which, together with the amount of targeted base pay, provides total direct compensation which is approximately equal to the 50th percentile level among the Company's compensation comparator companies for total direct compensation. The Committee considers the targets it establishes to be achievable, but to require above-average performance from each of the executives. Actual awards, if any, are determined by the Committee based on its subjective assessment of each executive's business unit and individual performance. The assessment focuses on achievement of profitability, growth, risk management and general management objectives; however, formal weightings have not been assigned to these factors.

    In 1993, the Company's targeted bonus level was above the 50th percentile target level of the comparator group of companies, and total targeted base pay plus bonus was slightly below the 50th percentile. The Company's performance in 1993 exceeded the target level of performance. Specifically, with respect to profitability factors, the Company exceeded its goals for return on common equity, net income, net chargeoffs, noninterest expense and efficiency ratio. In addition, in measuring the Company's performance relating to growth goals, the Committee noted the Company's successful integration of three major (and a number of smaller) bank acquisitions, the successful introduction of new technology throughout the Company, the effective conversion of acquired banks' services, overall customer service and effective cross selling. In analyzing the Company's risk management, the Committee observed that the Company exceeded its goals with respect to classified and nonperforming assets. As a result, actual bonus awards exceeded the target level.

    Mr. Grundhofer was paid $630,000 under the Annual Incentive Plan in connection with the Company's 1993 performance. Mr. Grundhofer's targeted annual bonus is consistent with the Company's policy of setting a targeted annual bonus sufficient to provide total direct compensation which is approximately equal to the 50th percentile level of the comparator group. Because the Company exceeded its target performance for 1993 based on the factors described in the preceding paragraph, Mr. Grundhofer's actual bonus was above target consistent with the goals of the Annual Incentive Plan.

LONG-TERM INCENTIVES

    Long-term incentives are granted under the Company's 1991 Stock Incentive Plan. In keeping with the policy of placing a significant portion of executives' total pay at risk, the Committee sets targeted long-term incentive compensation above the 50th percentile levels among the Company's compensation comparator companies.

    The separate components of the Company's long-term incentives are summarized below.

    STOCK OPTIONS. Stock options, including reload stock options, are the Company's primary long-term incentive vehicle. Under the 1991 Stock Incentive Plan, options are granted at an option price not less than the fair market value of the Common Stock on the date of grant. Thus, stock options have value only if the stock price appreciates from the date the options are granted. This design focuses executives on the creation of stockholder value over the long term and encourages equity ownership in the Company.

    In determining the size of stock option awards, the Committee considers the value of the stock on the date of grant, competitive practice, the amount of options previously granted, individual contributions, and business unit performance. However, formal weightings have not been assigned to these factors.

    Based upon the Committee's assessment of these factors, Mr. Grundhofer in 1993 received regular options to purchase 61,700 shares under the 1991 Stock Incentive Plan. In addition, he received reload stock options to purchase 65,638 shares. All of the options granted to Mr. Grundhofer have an exercise price equal to the fair market value on the date of grant. The number of reload stock options granted to Mr. Grundhofer was equal to the number of shares of the Company's Common Stock he tendered to the Company in payment of the exercise price of options exercised during 1993, plus the number of shares withheld by the Company in payment of the taxes arising from the exercise.

    RESTRICTED STOCK. The 1991 Stock Incentive Plan also provides for the grant of restricted stock to executives. Dividends paid on Company stock are paid on a current basis to holders of restricted stock. The vesting period of the restricted stock is determined by comparing the Company's return on common equity and total shareholder return (stock price appreciation plus dividends) over a three-year performance period to the same measures for a group of peer companies. All of the companies in this peer group are also represented in the Performance Graphs on pages 42 and 43, and most are included in the Company's compensation comparator group. Depending on the Company's performance relative to the peer group, vesting can occur in as few as three, and in as many as seven, years following the start of the performance cycle. Vesting will not be accelerated unless the Company ranks at or above the 60th percentile for at least one of the performance measures. Although no formal weighting is used, total stockholder return is emphasized somewhat more than return on common equity in determining the vesting schedule. Except for death, disability, retirement or a change in control, unvested shares are forfeited upon termination of employment.

    In determining the size of restricted stock grants, the Committee considers the dollar value of the stock, competitive practices, the amount of restricted stock previously granted and individual performance. However, formal weightings have not been assigned to these factors.

    Based on these factors, Mr. Grundhofer received a grant of 13,600 shares of restricted stock in 1993.

CONCLUSION

    The Committee is committed to monitoring the effectiveness of the Company's total compensation program to satisfy the Company's current needs and to adapt the program to anticipate and meet the Company's future needs. In 1993, the Committee performed a comprehensive review of the Company's total compensation program to ensure it supports the Company's overall objectives and stockholders' interests in the most effective manner.

    Based on this review, the Committee concluded that long-term incentive compensation opportunities should be dependent on stock-based measures to strengthen the alignment between management's interests and those of the Company's stockholders. To emphasize the Company's pay at risk philosophy, as well as to further enhance the alignment of management's interests with those of stockholders, stock option awards for 1994, 1995 and 1996 were made in January of 1994. For this period, no additional long-term incentive awards (except for reload option grants), including restricted stock, are anticipated for executive officers named in this proxy statement.

    The Committee believes the Company's executive compensation policies and programs effectively serve the interests of stockholders and the Company. The Company's various pay vehicles are appropriately balanced to provide increased motivation for executives to contribute to the Company's overall future success and to enhance the Company's value for the stockholder's benefit.

                                        Kenneth A. Macke (Chairperson)
                                        Coleman Bloomfield
                                        Thomas R. Madison
                                        Marilyn C. Nelson
                                        James J. Renier
                                        S. Walter Richey

EMPLOYMENT CONTRACTS

    Pursuant to a three-year Employment Agreement entered into by the Company and Mr. Grundhofer that expired on January 29, 1993 (the "Former Employment Agreement"), Mr. Grundhofer was entitled to receive an annual salary of not less that $525,000 and was entitled to participate in the Company's executive bonus program. Mr. Grundhofer was entitled to participate in various benefit programs covering, and to receive various personal benefits offered to, corporate executives of the Company. Upon execution of the Former Employment Agreement, the Company granted Mr. Grundhofer options to purchase a total of 200,000 shares, exercisable at $13.625 per share (equal to the New York Stock Exchange closing price per share of the Company's Common Stock on January 30, 1990). One-third of these options became exercisable on January 29 of each of 1991, 1992 and 1993. The Former Employment Agreement also entitled Mr. Grundhofer to severance benefits in the event of termination of employment under certain circumstances.

    Under the Former Employment Agreement, Mr. Grundhofer was entitled to receive certain payments from the Company intended to compensate him for payments and other benefits which he would have been eligible to receive had he continued to be employed by Wells Fargo & Company ("Wells Fargo"), his previous employer.

    Effective January 30, 1993, the Company and Mr. Grundhofer entered into a new Employment Agreement (the "New Employment Agreement") with a two-year term that, subject to notice of termination, automatically extends by one year on each anniversary of the agreement. As in the Former Employment Agreement, Mr. Grundhofer is entitled to receive an annual salary of not less than $525,000 and is entitled to participate in the Company's executive bonus program. Mr. Grundhofer is entitled to participate in various benefit programs covering, and to receive various personal benefits offered to, corporate executives of the Company. The Company has agreed to continue to provide Mr. Grundhofer with a $1 million life insurance policy during the term of the New Employment Agreement.

    Under the New Employment Agreement, Mr. Grundhofer is entitled to receive from the Company the remainder of the payments intended to compensate him for payments and other benefits which he would have been eligible to receive had he continued to be employed by Wells Fargo as described in connection with the Former Employment Agreement. Pursuant to the New Employment Agreement and a separate agreement relating to certain of such payments, such payments may be paid on a deferred basis. In this regard, the Company paid Mr. Grundhofer the following amounts during 1993: (a) $305,074 which had been placed in escrow by the Company in respect of Wells Fargo restricted stock forfeited by terminating employment with Wells Fargo, the receipt of which Mr. Grundhofer deferred, to be paid over a 10-year period beginning in 2003 (with certain exceptions); and (b) $11,147, which is an amount equal to $.90 per share of restricted stock of Wells Fargo that would have remained unvested had he remained at Wells Fargo and the receipt of $2,026 of which Mr. Grundhofer deferred, to be paid over a 10-year period beginning in 2003 (with certain exceptions).

    Mr. Grundhofer's New Employment Agreement also provides severance benefits in the event of termination of employment under certain circumstances. In the event of termination of employment without "cause" or by Mr. Grundhofer with "good reason" (as such terms are defined in the Agreement), in addition to compensation and benefits already earned, he will be entitled to receive: (a) his then-current base salary for a period of two years, (b) continuation of his participation in Company benefit and retirement plans and continuation of the $1 million life insurance policy for a two-year period, (c) continuation of personal benefits for a two-year period, and (d) immediate exercisability of all options and vesting of restricted stock that would have become exercisable or vested during the remaining term of the New Employment Agreement if no such termination had occurred. In the event the Company terminates Mr. Grundhofer's employment with "cause," or he terminates employment without "good reason," Mr. Grundhofer would forfeit all compensation and benefits following such termination.

CHANGE IN CONTROL SEVERANCE AGREEMENTS AND PLANS

    The Company has entered into individual change in control severance agreements with certain executive officers, including each of the executive officers named in the Summary Compensation Table below, providing for severance payments upon certain terminations of employment during the two-year period following a change in control. Termination of employment must be by the Company other than for "cause" or by the individual for "good reason," as such terms are defined in the agreements. The agreements provide for a lump sum payment equal to three times annual salary plus target bonus potential, continuation of benefits for up to three years, the payment of long-term cash incentive awards and individual outplacement services. The Company has agreed to compensate such officers for certain taxes and penalties resulting from the severance pay agreement. Mr. Grundhofer's agreement provides that payments to which he is entitled under the agreement will be reduced by severance payments and benefits to which he is entitled under the New Employment Agreement. The Company also maintains change in control severance plans covering a broad range of salaried employees and providing for different levels of payments based on job classification. In addition, the vesting of outstanding stock options accelerates and restrictions on restricted stock lapse upon a change of control of the Company.

SUMMARY COMPENSATION TABLE

    The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and the five other highest paid executive officers of the Company whose salary and bonus earned in 1993 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                  LONG-TERM COMPENSATION
                                                                                          ---------------------------------------
                                                           ANNUAL COMPENSATION                     AWARDS
                                                  --------------------------------------  ------------------------
                                                                             OTHER        RESTRICTED   SECURITIES      PAYOUTS
                                                                             ANNUAL          STOCK     UNDERLYING   -------------
       NAME              POSITION        YEAR      SALARY      BONUS    COMPENSATION(1)    AWARDS(5)     OPTIONS    LTIP PAYOUTS
- -------------------  ----------------  ---------  ---------  ---------  ----------------  -----------  -----------  -------------
Grundhofer, John     CEO               1993       $ 587,500  $ 630,000   $  97,089(2)      $ 401,200      127,338             0
                                       1992         525,000    551,250      71,605           719,250       54,900             0
                                       1991         525,000    472,500         --                  0       50,000             0
Zona, Richard        Vice Chairman &   1993         270,834    265,000            (3)        234,725       22,867             0
                     CFO               1992         250,000    240,000            (3)        189,000       22,200             0
                                       1991         250,000    200,000         --                  0       42,200             0
Farley, William      Vice Chairman     1993         262,500    220,000       1,731(3)(4)     120,225       28,206             0
                                       1992         250,000    225,000            (3)        189,000       22,000             0
                                       1991         250,000    185,000         --                  0       36,000             0
Heasley, Phillip     Vice Chairman     1993         250,000    230,000            (3)        120,225       26,515             0
                                       1992         225,000    215,000            (3)        189,000       22,000             0
                                       1991         225,000    165,000         --                  0       30,000             0
Rohr, Daniel         EVP               1993         237,500    220,000            (3)        120,225       24,780             0
                                       1992         225,000    210,000            (3)        189,000       20,300             0
                                       1991         225,000    165,000         --                  0       30,000             0
Murphy, John M.      EVP               1993         237,500    185,000            (3)        120,225       16,860             0
                                       1992         220,883    210,000            (3)        189,000       22,000             0
                                       1991         200,000    160,000         --                  0       30,000             0


                        ALL OTHER
       NAME          COMPENSATION(6)
- -------------------  ----------------
Grundhofer, John       $  363,321(7)
                          181,794
                            --
Zona, Richard              14,187(8)
                           11,480
                            --
Farley, William            12,779(9)
                           11,133
                            --
Heasley, Phillip           11,144(9)
                           10,188
                            --
Rohr, Daniel               10,597(9)
                            9,954
                            --
Murphy, John M.            12,114(9)
                           11,934
                            --

- -------------
(1)  Information for fiscal year 1991 is not required to be disclosed.
(2) Benefits received by Mr. Grundhofer include reimbursement for club memberships in the amount of $20,000 in both 1992 and 1993 and transportation-related expenses of $42,216 in 1993 and $33,928 in 1992.
(3) The Company's incremental cost with respect to personal benefits of the named individuals is not reported because the cost thereof is below the amount required to be reported pursuant to the Securities and Exchange Commission rules.
(4) Interest earned on deferred compensation to the extent that the interest rate exceeds 120% of the applicable federal long-term rate.
(5) Market value of restricted stock granted to the named individuals as of the date of grant. The term of the restrictions varies from 3 to 7 years from the beginning of the performance period, based upon the Company's return on equity and total shareholder return relative to the Company's peer bank holding companies. Recipients currently receive dividends on, and have the right  to vote, shares of the restricted  stock.
     The  Company  granted restricted  stock to  each  of the  named individuals during 1993 relating  to a  performance period  of 1993  through 1995.  The named  individuals held shares of restricted  stock as of December 31, 1993 with market  values as  follows: Mr.  Grundhofer, 41,000  shares valued  at
     $1,260,750;  Mr. Zona,  15,400 shares  valued at  $473,550; Messrs. Farley,
     Heasley, Rohr and Murphy, 11,400 shares each, valued at $350,550.
(6)  Information for fiscal year 1991 is not required to be disclosed.
(7)  Includes (a) $305,074  which had been  placed in escrow  by the Company  in respect  of restricted stock forfeited upon termination of Mr. Grundhofer's employment with his former  employer, the receipt  of which Mr.  Grundhofer deferred  to be paid over a 10-year  period beginning in 2003 (with certain exceptions); (b) $11,147, which  is equal to  $.90/share of the  restricted stock  issued by Mr. Grundhofer's former  employer that would have remained unvested had he remained employed by that entity and the receipt of  $2,026 of which Mr. Grundhofer deferred to be paid over a 10-year period beginning in  2003 (with  certain exceptions);  (c) imputed  income in  the amount of
     $12,670 arising from  premiums paid  by the  Company with  respect to  life insurance  for the benefit  of Mr. Grundhofer; (d)  amounts pursuant to the
     Company's flexible compensation  program (net of  amounts used to  purchase benefits),  $8,728 of which was applied  to Mr. Grundhofer's account in the
     Company's Capital Accumulation Plan (a 401(k) plan) ("CAP") and $21,338  of which  was paid in cash;  and (e) $4,364 in  a matching contribution by the
     Company to Mr. Grundhofer's CAP account.
(8)  Includes (a) amounts paid pursuant  to the Company's flexible  compensation program  (net of  amounts used to  purchase benefits), $8,728  of which was applied to Mr. Zona's account  in the CAP and $1,095  of which was paid  in cash;  and (b)  $4,364 in  a matching  contribution by  the Company  to Mr.
     Zona's CAP account.
(9)  Includes (a) amounts paid pursuant  to the Company's flexible  compensation program  (net of amounts used to purchase benefits), of which the following amounts were applied to  the individual's account in  the CAP: Mr.  Farley,
     $8,415;  Mr. Heasley, $6,907; Mr. Rohr, $6,233; and Mr. Murphy, &7,750; and
     (b) $4,364  in  a  matching  contribution  by  the  Company  to  the  named individuals'  CAP account, with the exception of Mr. Heasley who received a matching contribution in the amount of $4,237.

STOCK OPTIONS

    The following tables summarize option grants and exercises during 1993 to or by the Chief Executive Officer or the executive officers named in the Summary Compensation Table above, and the values of options granted during 1993 and held by such persons at the end of 1993.

                          STOCK OPTION GRANTS IN 1993

                                                                         INDIVIDUAL GRANTS
                                                      -------------------------------------------------------
                                                         NUMBER        % OF TOTAL
                                                           OF            OPTIONS
                                                       SECURITIES      GRANTED TO
                                                       UNDERLYING       EMPLOYEES
                                                         OPTIONS        IN FISCAL     EXERCISE OR  EXPIRATION
               NAME                     POSITION         GRANTED          YEAR        BASE PRICE      DATE
- -----------------------------------  ---------------  -------------  ---------------  -----------  ----------
Grundhofer, John                     CEO                  61,700(1)                        29.500   1-19-03
                                                          61,365(3)           15.4%        30.250   1-30-00
                                                           4,273(3)                        30.375   1-30-00
Zona, Richard                        Vice Chairman        12,300(1)                        28.625   2-16-03
                                     & CFO                 5,686(3)                        30.500   4-24-00
                                                             514(3)            2.8%        30.500   9-19-99
                                                           4,089(3)                        30.500   2-19-01
                                                             278(3)                        30.500   9-17-01
Farley, William                      Vice Chairman        12,300(1)                        28.625   2-16-03
                                                           9,702(3)                        30.375   4-24-00
                                                           4,647(3)            3.2%        30.375   2-19-01
                                                             687(3)                        31.000   4-24-00
                                                             870(3)                        31.000   2-19-01
Heasley, Phillip                     Vice Chairman        12,300(1)                        28.625   2-16-03
                                                           4,527(3)                        30.375   4-24-00
                                                           8,270(3)                        30.375   2-19-01
                                                             285(3)            3.0%        30.375   2-19-02
                                                             329(3)                        30.000   4-24-00
                                                             741(3)                        30.000   2-19-01
                                                              63(3)                        30.000   2-19-02
Rohr, Daniel                         EVP                  12,300(1)                        28.625   2-16-03
                                                           7,867(3)                        31.000   5-20-00
                                                           4,236(3)            3.0%        31.000   2-19-01
                                                             377(3)                        31.000   2-19-02
Murphy, John M.                      EVP                  12,300(1)                        28.625   2-16-03
                                                           4,194(3)            2.0%        30.375   2-19-01
                                                             366(3)                        30.875   2-19-01
    Total Gain for Named
      Individuals............................................................................................
    Total Gain for All
      Stockholders (2).......................................................................................
    Named Individuals'
      Gain as a Percentage of
      all Stockholders' Gains................................................................................

                                                 POTENTIAL REALIZABLE VALUE AT ASSUMED
                                                         ANNUAL RATES OF STOCK
                                                  PRICE APPRECIATION FOR OPTION TERM
                                       ---------------------------------------------------------

                                                 5%($)
                                       -------------------------              10%($)
                                       STOCK                      ------------------------------
               NAME                    PRICE          GAIN         STOCK PRICE        GAIN
- -----------------------------------    ------    ---------------  -------------  ---------------
Grundhofer, John                       $48.05    $     1,144,535    $   76.52    $     2,901,134
                                        41.60            696,493        56.37          1,602,854
                                        40.90             44,973        54.33            102,360
Zona, Richard                           46.63            221,462        74.25            561,188
                                        42.42             67,777        58.09            156,877
                                        41.21              5,505        54.92             12,552
                                        44.17             55,897        62.87            132,361
                                        45.42              4,148        66.38              9,975
Farley, William                         46.63            221,462        74.25            561,188
                                        42.20            114,726        57.74            265,495
                                        43.92             62,944        62.44            149,006
                                        42.20              7,694        56.62             17,601
                                        43.94             11,258        61.28             26,344
Heasley, Phillip                        46.63            221,462        74.25            561,188
                                        42.20             53,532        57.74            123,881
                                        43.92            112,017        62.44            265,178
                                        46.12              4,487        68.68             10,917
                                        40.86              3,573        54.84              8,172
                                        42.52              9,277        59.30             21,711
                                        44.65                923        65.23              2,219
Rohr, Daniel                            46.63            221,462        74.25            561,188
                                        42.74             92,359        58.04            212,724
                                        44.35             56,551        62.40            133,010
                                        46.54              5,859        68.57             14,164
Murphy, John M.                         46.63            221,462        74.25            561,188
                                        43.92             56,808        62.44            134,481
                                        43.74              4,709        60.97             11,015
    Total Gain for Named
      Individuals..................              $     3,723,355                 $     9,119,971
    Total Gain for All
      Stockholders (2).............              $ 1,701,195,875                 $ 4,120,066,666
    Named Individuals'
      Gain as a Percentage of
      all Stockholders' Gains......                        0.22%                           0.22%

- ----------------
(1) Options become exercisable in annual increments of 1/3 of the total grant beginning on the first anniversary date of the grant. The first anniversary date of the grant to Mr. Grundhofer was January 20, 1994, and the first anniversary date of the grant to the other named individuals was February 17, 1994. All such options become fully vested upon a change of control of the Company.
(2) Gain for all stockholders is calculated from $30.75, the closing price of the Common Stock on December 31, 1993, based on the outstanding shares of Common Stock on that date.
(3) Optionees may tender previously acquired shares of the Company's Common Stock in payment of the exercise price of a stock option and may tender previously acquired shares or request the Company to withhold sufficient shares to pay the taxes arising from the exercise. The Company will grant a reload stock option to purchase the number of shares thus tendered and/or withheld. The reload option will have an exercise price equal to the closing price of the Company's Common Stock on the date of the transaction, and will expire on the scheduled expiration date of the exercised option.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE

                                               SHARES                     NUMBER OF SECURITIES      VALUE OF UNEXERCISED IN-
                                              ACQUIRED                   UNDERLYING UNEXERCISED     THE-MONEY OPTIONS AT FY-
                                                 ON          VALUE         OPTIONS AT FY-END                  END
           NAME                POSITION       EXERCISES    REALIZED    EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
- --------------------------  ---------------  -----------  -----------  --------------------------  --------------------------
Grundhofer, John            CEO                  94,287   $ 1,567,521         108,543/180,605        $   1,523,595/$507,447
                            Vice Chairman &
Zona, Richard               CFO                  42,567       611,166           9,467/ 51,733               48,895/ 271,561
Farley, William             Vice Chairman        39,000       585,750           7,334/ 54,872               25,669/ 250,848
Heasley, Phillip            Vice Chairman        34,334       416,169               0/ 51,181                    0/ 223,220
Rohr, Daniel                EVP                  39,267       518,189               0/ 48,313                    0/ 213,502
Murphy, John M.             EVP                  10,000       136,250          25,034/ 41,526              218,444/ 219,040

PERSONAL RETIREMENT ACCOUNT

    Effective July 1, 1986, the Company adopted a career average pay defined benefit pension plan known as the "Personal Retirement Account" ("PRA"). Essentially all full-time employees of the Company and its subsidiaries are eligible to participate in PRA. As of December 31, 1993, 10,608 employees were participating in PRA. Under the terms of PRA, a separate "account" is maintained for each employee participating in the plan. Each month contributions of 3% to 6% of the participant's total compensation for that month plus 3% of the participant's compensation in excess of $5,000 per year are made to the account for each participant. The basic percentage varies depending upon the participant's number of years of service. If the participant has less than ten years of service, the percentage is 3%. If the participant has ten but less than twenty years of service, the percentage is 4%. If the participant has twenty but less than twenty-five years of service, the percentage is 5%. If the participant has twenty-five or more years of service, the percentage is 6%. In addition, the plan provides certain special additional credits for the accounts of participants who had at least five years of service as of January 1, 1986 and had a total age plus years of service equal to fifty or greater. At the time of normal or early retirement, the accumulated account of the participant is converted into one of several available forms of lifetime annuities or is distributed in a single lump sum to the participant. In the event of the death of the participant, the account balance is payable to survivors of the participant. Plan benefits become 100% vested after five years of service.

    The Company maintains an unfunded deferred compensation plan known as the Defined Benefit Excess Plan to provide retirement benefits which would have been provided under the normal formulas of the PRA but for limitations established under the Internal Revenue Code. Such plans are recognized and authorized under provisions of the Employee Retirement Income Security Act of 1974, as amended.

    Based upon a number of assumptions, including retirement at age 65, the following estimated annual payments would be made upon retirement pursuant to the PRA and the Defined Benefit Excess Plan to the individuals listed below: Mr. Grundhofer, $196,000; Mr. Zona, $150,000; Mr. Farley, $141,000; Mr. Heasley,
$256,000; Mr. Rohr, $143,000 and Mr. Murphy, $122,000.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

    The Company's Supplemental Executive Retirement Plan is available to certain executives with not less than five years of service at the time of termination of employment or death. The Plan generally provides retirement benefits at age 65 equal to 55% of an executive's average base salary and annual incentive awards during his or her last three years of employment. Payments under the Plan are reduced by other sources of retirement income, including benefits under the PRA, the Defined Benefit Excess Plan, a portion of social security benefits and estimated benefits provided by other employers. Lesser benefits are available in the event of termination prior to age 65. The Supplemental Executive Retirement Plan provides for payment of benefits in the form of a single lump sum.

    Based upon a number of assumptions, including retirement at age 65, the following estimated payments (expressed on an annual basis) would be made upon retirement pursuant to the Plan to the individuals listed below: Mr. Grundhofer, $435,000; Mr. Zona, $244,000; Mr. Farley, $206,000; Mr. Heasley, $234,000; Mr.
Rohr, $191,000; and Mr. Murphy, $175,000.

ORGANIZATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During 1993, the following individuals served as members of the Organization
Committee: Kenneth A. Macke (Chairperson), Coleman Bloomfield, Thomas R. Madison, Marilyn C. Nelson and James J. Renier.

    Coleman Bloomfield, a member of the Organization Committee, is an executive officer of Minnesota Mutual Life Insurance Company, and Mr. Grundhofer is a member of the Board of Trustees of such company.

    During 1993, banking subsidiaries of the Company had loan transactions in the ordinary course of business with the members of the Organization Committee and one or more of their associates. Such loans did not involve more than the normal risk of collectibility, present other unfavorable features or bear lower interest rates than those prevailing at the time for comparable transactions with other persons.

                               PERFORMANCE GRAPHS

    Set forth below are line graphs comparing the cumulative total shareholder return on the Company's Common Stock over a five-year and four-year period, based on the market price of the Common Stock and assuming reinvestment of dividends, with the cumulative total return of companies on the Standard and Poor's 500 Stock Index and the Keefe, Bruyette & Woods 50 Bank Index. The first graph provides a five-year history of shareholder return. The Company believes the second graph, which provides a four-year history, is useful in evaluating the Company's performance during the tenure of the current senior management team. Each of the executive officers named in the Summary Compensation Table above became executive officers of the Company between September 1989 and May 1990.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                                     1989     1990     1991     1992     1993
                                     ----     ----     ----     ----     ----
First Bank System, Inc..........     $ 85     $ 70     $135     $163     $184
S & P 500.......................      132      128      166      179      197
KBW 50 Bank Index...............      119       85      135      172      182

KBW 50 Bank Index is a market-capitalization-weighted total return index developed by Keefe, Bruyette & Woods, Inc.

                COMPARISON OF FOUR-YEAR CUMULATIVE TOTAL RETURN

                                                1990     1991     1992     1993
                                                ----     ----     ----     ----
First Bank System, Inc.....................     $ 83     $159     $193     $217
S & P 500..................................       97      126      136      150
KBW 50 Bank Index..........................       72      114      145      153

KBW 50 Bank Index is a market-capitalization-weighted total return index developed by Keefe, Bruyette & Woods, Inc.

                        OTHER TRANSACTIONS OF MANAGEMENT

    During 1993, banking subsidiaries of the Company had loan transactions in the ordinary course of business with some of the Company's directors, officers and one or more of their associates. Such loans did not involve more than normal risk of collectibility, present other unfavorable features, or bear lower interest rates than those prevailing at the time for comparable transactions with other persons.

    In 1993, an affiliate of the Company paid 4900, Inc., a corporation 52% owned by Mr. Petry, $135,000 for rent on premises leased by the affiliate. In addition, N.G. Petry Construction Company has leased the use of approximately 550 square feet of office space from an affiliate of the Company at competitive rates. Mr. Petry is a managing partner of N.G. Petry Construction Company.

    In 1993, an affiliate of the Company paid $67,000 in rent under a long term ground lease to a partnership of which Mr. Nicholson is a general partner and the beneficial interest of which is in his immediate family. The lease, executed in 1965, covers property used by a bank affiliated with the Company.

LOANS TO MANAGEMENT

    In accordance with the Company's policies regarding loans to employees, certain officers of the Company borrowed money from FBS Mortgage Corporation, a mortgage banking subsidiary of the Company, to finance their homes. These loans are evidenced by notes secured by first mortgages on their residences and either have been, or are in the process of being, sold to investors in the secondary real estate mortgage market.

    In addition, pursuant to the Company's Stock Option Loan program, all active employees holding stock options are eligible to receive loans from the Company to be used for the exercise of stock options. Loans bear interest at the applicable federal rates in effect under Section 1274(d) of the Internal Revenue Code at the time the loan is made.

    The following tables show as to the Company's directors and executive officers: (i) the outstanding balances of stock option loans and mortgages, if any, as of December 31, 1993, (ii) the largest outstanding balances of such loans at any time during 1993, and (iii) the rate of interest applicable to such loans.

                                                    MORTGAGE BALANCE    MAXIMUM BALANCE    MORTGAGE
                                                     AT DECEMBER 31       OF MORTGAGE      INTEREST
                                                          1993            DURING 1993        RATE
                                                   ------------------  -----------------  -----------
William F. Farley................................     $    581,250        $   581,250          3.750%*
Roger L. Hale....................................              -0-            101,899          7.625%
Roger L. Hale....................................          148,662            151,900          7.625%
Philip G. Heasley................................          785,431            788,000          6.625%
Susan E. Lester..................................              -0-            185,400          8.375%
John M. Murphy...................................          131,656            135,300          7.000%
Michael J. O'Rourke..............................          201,823            203,150          7.125%
Edward J. Phillips...............................              -0-            501,000          7.250%
Robert H. Sayre..................................              -0-            191,000          7.125%
Richard A. Zona..................................              -0-            480,000          7.625%

* Adjustable Rate Mortgage

                                                                   STOCK OPTION LOAN    STOCK OPTION
                                                                  BALANCE AT DECEMBER   LOAN INTEREST
                                                                       31, 1993*            RATE
                                                                  -------------------  ---------------
William F. Farley...............................................      $   393,359              5.47%
Philip G. Heasley...............................................          395,575              5.47%
Susan E. Lester.................................................          151,030              3.91%
John M. Murphy..................................................           91,562              5.47%
Michael J. O'Rourke.............................................           67,539              5.47%
Daniel C. Rohr..................................................          556,339              4.94%
Robert H. Sayre.................................................          129,563              5.47%
Richard A. Zona.................................................          595,790              5.47%

* For each of the named individuals, the loan balance as of December 31, 1993 is also the largest balance outstanding during 1993.

                         POLICY ON CONFIDENTIAL VOTING

    It is the policy of the Company that commencing with the 1993 Annual Meeting of Stockholders, (i) all proxies, ballots and voting tabulations that identify stockholders be kept permanently confidential, except as disclosure may be required by federal or state law or is expressly requested by a stockholder; and
(ii) the receipt and tabulation of proxy cards be by an independent third party.

                           1995 STOCKHOLDER PROPOSALS

    In order for stockholder proposals for the 1995 Annual Meeting of Stockholders to be eligible for inclusion in the Company's Proxy Statement, they must be received by the Company at its principal office in Minneapolis prior to November 21, 1994.

                           AVAILABILITY OF FORM 10-K

    The Company's Annual Report on Form 10-K detailing the activities and financial results of First Bank System, Inc. during 1993 is included as a part of the Company's 1993 Annual Report to Stockholders. If a stockholder requests copies of any exhibits to such Form 10-K, the Company will require the payment of a fee covering its reasonable expenses in furnishing such exhibits. Address any request to Investor Relations Department, First Bank System, Inc., P.O. Box 522, Minneapolis, Minnesota 55480.

                                           By Order of the Board of Directors

                                                  Michael J. O'Rourke
                                                       SECRETARY

Dated: March 21, 1994

                                  FORM OF PROXY
                                     [Front]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST BANK SYSTEM, INC.

                 ANNUAL MEETING OF STOCKHOLDERS - APRIL 28, 1994

The undersigned hereby appoints Elizabeth Malkerson, Michael O'Rourke and Richard Zona as proxies (each with power to act alone and with power of substitution) to vote, as designated herein, all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of First Bank System, Inc. to be held on April 28, 1994, or at any adjournment thereof, on those matters referred to in the Proxy Statement. The proxies are authorized in their discretion to vote upon such other business as may properly come before the meeting.

This Proxy cannot be voted unless it is properly signed and returned. If properly signed and returned, this Proxy will be voted as designated by the stockholder. If no choice is specified, this proxy will be voted FOR the election of all nominees for director, and FOR proposals 2, 3, 4, and 5. Shares held in the First Bank System Capital Accumulation Plan for which a proxy is not received will be voted by the trustee in the same proportion as votes actually cast by plan participants.

The nominees for Director are: Marilyn C. Nelson, Nicholas R. Petry, S. Walter Richey, Richard L. Robinson and Lyle E. Schroeder.

PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                  [MAP ATTACHED]

                                  FORM OF PROXY
                                      [Back]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.

1.   Election of Directors         FOR _____      WITHHELD _____
       (see reverse)

     For, except withheld from the following nominees:

     --------------------------------------------------------------------------

2.   Approve the proposed amendments to
     the Company's 1991 Stock Incentive Plan

                                        FOR _____  AGAINST _____  ABSTAIN _____

3.   Approve the Company's 1994
     Stock Incentive Plan

                                        FOR _____  AGAINST _____  ABSTAIN _____

4.   Amend the Certificate of Incorporation
     to increase the number of authorized
     shares of Common Stock

                                        FOR _____  AGAINST _____  ABSTAIN _____

5.   Approve the selection of the firm
       of Ernst & Young as independent
       auditors

                                        FOR _____  AGAINST _____  ABSTAIN _____

6.   In their discretion the proxies
       are authorized to vote upon such
       other business as may properly
       come before the meeting.

Mark the box if you will attend the 1994 Annual Meeting of Stockholders on April 28, 1994 _____

Please sign exactly as your name appears on this Proxy. Joint owners should each sign. Executors, administrators, trustees, etc. should so indicate when signing and where more than one is named, a majority should sign. Please sign, date and return this Proxy Card promptly using the enclosed envelope.


                                       _________________________________________


                                       _________________________________________
                                        SIGNATURE(S)                        DATE


                           [ADMISSION TICKET ATTACHED]